LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                             FEBRUARY 1, 2006

                                   LORD ABBETT
                           MUNICIPAL INCOME FUND, INC.
                             MUNICIPAL INCOME TRUST

This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ('Lord Abbett Distributor') at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Municipal Income Fund, Inc. (the "Income Fund") and the Lord Abbett Municipal Income Trust (the "Income Trust") dated February 1, 2006. Each Series of the Income Fund and Income Trust is referred to as a "Fund" or, collectively, the "Funds". One of the series of Income Trust, Lord Abbett High Yield Municipal Bond Fund, is described in a separate SAI.

Shareholder account inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders contains additional performance information and is available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.

                  TABLE OF CONTENTS

                                                                              PAGE
         1.       Fund History                                                2
         2.       Investment Policies                                         2
         3.       Management of the Funds                                     10
         4.       Control Persons and Principal Holders of Securities         17
         5.       Investment Advisory and Other Services                      22
         6.       Brokerage Allocations and Other Practices                   28
         7.       Classes of Shares                                           30
         8.       Purchases, Redemptions, Pricing, and Payments to Dealers    35
         9.       Taxation of the Funds                                       39
         10.      Underwriter                                                 42
         11.      Performance                                                 44
         12.      Financial Statements                                        48
                  Appendix A - Bond Ratings                                   49
                  Appendix B - State Risk Factors                             50
                  Appendix C - Portfolio Information Recipients               59
                  Appendix D - Proxy Voting Policies and Procedures           64

                                       1.
                                  FUND HISTORY

Lord Abbett Municipal Income Fund, Inc. was organized as a Maryland Corporation on December 27, 1983. The Income Fund was formerly known as Lord Abbett Tax-Free Income Fund, Inc., and changed its name effective January 28, 2005. The Income Fund consists of the following ten series and classes: National Tax-Free Income Fund ("National Fund"), Class A, B, C and P shares; California Tax-Free Income Fund ("California Fund") and New York Tax-Free Income Fund ("New York Fund"), Class A, C, and P shares; Connecticut Tax-Free Income Fund ("Connecticut Fund"), Hawaii Tax-Free Income Fund ("Hawaii Fund"), Minnesota Tax-Free Income Fund ("Minnesota Fund"), Missouri Tax-Free Income Fund ("Missouri Fund"), New Jersey Tax-Free Income Fund ("New Jersey Fund"), Texas Tax-Free Income Fund ("Texas Fund") and Washington Tax-Free Income Fund ("Washington Fund"), Class A and P shares.

Lord Abbett Municipal Income Trust was organized as a Massachusetts Business Trust on September 11, 1991 and was reorganized as a Delaware Business Trust on July 22, 2002 with an unlimited amount of shares of beneficial interest authorized. The Income Trust was formerly known as Lord Abbett Tax-Free Income Trust, and changed its name effective December 30, 2004. The Income Trust consists of six series and classes, five of which are described in this SAI:
Lord Abbett Insured Intermediate Tax-Free Fund ("Insured Fund"), Class A, B, C, and P shares; Florida Series ("Florida Fund"), Class A, C, and P shares; Georgia Series ("Georgia Fund"), Michigan Series ("Michigan Fund") and Pennsylvania Series ("Pennsylvania Fund"), Class A and P shares.

Each Fund of the Income Fund and the Income Trust is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), except for the National and Insured Funds, which are diversified open-end management investment companies. Class P shares are neither offered to the general public nor available in all states.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. Each Fund is also subject to the following fundamental investment restrictions, that cannot be changed without approval of a majority of the Fund's outstanding shares.

Each Fund may not:

     (1) borrow money (except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law);

     (2) pledge its assets (other than to secure such borrowings or to the extent permitted by each Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of the gross assets of the National Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding tax-exempt securities such as tax-exempt securities financing facilities in the same industry or issued by nongovernmental users and securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Funds must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to each Fund's investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Directors/Trustees (the "Boards") without shareholder approval.

Each Fund may not:

       (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

       (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("144A Securities") determined by Lord Abbett to be liquid, subject to the oversight of the Boards;

       (3) invest in securities issued by other investment companies, except to the extent permitted by applicable law;

       (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York Stock Exchange ("NYSE")or American Stock Exchange or a major foreign exchange);

       (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

       (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and SAI, as they may be amended from time to time or;

       (7) buy from or sell to any of the Income Fund's or Income Trust's officers, directors, trustees, employees, or each Fund's investment adviser or any of the adviser's officers, partners or employees, any securities other than shares of the Fund.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

PORTFOLIO TURNOVER RATE. For the year ended September 30, 2005, the portfolio turnover rates were as follows: National Fund, 129.11%; California Fund, 43.42%; Connecticut Fund, 10.25%; Hawaii Fund, 18.80%; Minnesota Fund, 17.42%; Missouri Fund, 29.31%; New Jersey Fund, 36.15%; New York Fund, 60.01%; Texas Fund, 44.71%; Washington Fund, 39.36%; Insured Intermediate Fund, 42.10%; Florida Fund, 52.43%; Georgia Fund, 26.01%; Michigan Fund, 39.37%; and Pennsylvania Fund, 21.18%, respectively.

For the year ended September 30, 2004, the portfolio turnover rates were as follows: National Fund, 183.06%; California Fund, 28.81%; Connecticut Fund, 20.16%; Hawaii Fund, 6.31%; Minnesota Fund, 24.67%; Missouri Fund, 41.82%; New Jersey Fund, 32.57%; New York Fund, 48.17%; Texas Fund, 21.33%; Washington Fund, 49.05%; Insured Fund, 60.08%; Florida Fund, 74.33%; Georgia Fund, 21.27%; Michigan Fund, 34.92%; and Pennsylvania Fund, 27.80%, respectively.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks. In addition, Appendix A hereto contains a description of the four highest municipal bond ratings and Appendix B contains a description of the special risk factors affecting certain state and Puerto Rico bonds. While some of these techniques involve risk when used independently, the Funds intend to use them to reduce risk and volatility in their portfolios.

BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Funds may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund may not purchase or sell futures contracts, options on futures contracts, or options on currencies traded on a CFTC regulated exchange for non bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While the Funds may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Funds had not entered into any futures or related options transactions.

     - Because perfect correlation between a futures position and a portfolio position that the Funds intend to hedge is impossible to achieve, a hedge may not work as intended, and the Funds may thus be exposed to additional risk of loss.

     - While interest rates on taxable securities generally move in the same direction as the interest rates on municipal bonds, frequently there are differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the municipal bond being hedged than when using a financial futures contract on a municipal bond or a municipal bond index.

     - The loss that the Funds may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

     - Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund's net asset value.

     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Funds.

     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -   Domestic and foreign securities that are not readily marketable.

     -   Certain municipal leases and participation interests.

     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.

     -   Certain structured securities and all swap transactions.

     - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INTEREST RATE SWAPS, CREDIT SWAPS, TOTAL RETURN SWAPS, OPTIONS ON SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, credit and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

INVESTMENT COMPANIES. The Funds may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Funds indirectly will bear their proportionate share of any management fees and other expenses paid by the investment companies in which they invest. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

MUNICIPAL BONDS. In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, Puerto Rico, and their political subdivisions, agencies and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal bonds" includes certain types of "private activity" bonds including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, as amended, substantial limitations were imposed on new issues of municipal bonds to finance privately-operated facilities. The interest on municipal bonds generally is excludable from gross income for federal income tax purposes of most investors.

The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue bonds." General obligation bonds are secured by the pledge of the faith, credit and taxing power of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds, are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

In addition, municipal bonds include municipal leases, certificates of participation and "moral obligation" bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal bonds may also be in the form of a tender option bond, which is a municipal bond (generally held pursuant to a custodial agreement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the applicable Fund's duration. There is a risk that the Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks.

The yields on municipal bonds depend on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("Standard & Poor's") and Fitch Investors Service ("Fitch") represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Some municipal bonds feature credit enhancements, such as lines of credit, municipal bond insurance and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower, bond issuer, or bond insurer.

STRUCTURED SECURITIES. Each Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other financial indicators (the "Reference"), or to relative changes in two or more References. The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference or certain specified events. Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity. The Funds typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. These securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index. The Fund could lose more than the principal amount invested.

OPTIONS ON SECURITIES. Each Fund may purchase and write put and call options on securities or securities indices that are traded on national securities exchanges or over-the-counter. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, the Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Funds may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when a Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. The Funds will not purchase an option if, as a result of such purchase, more than 10% of their respective total assets would be invested in premiums for such options. A Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's net assets. A Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund's portfolio securities, the Fund may incur losses. The use of options can also increase a Fund's transaction costs. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

YIELD CURVE OPTIONS. Each Fund may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remain constant, or if the spread moves in a direction or to an extent which was not anticipated.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus, each Fund is authorized to invest temporarily a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. Temporary defensive investments in TAXABLE securities will be limited to 20% of a Fund's assets. Temporary defensive securities include:

     - Short-Term Tax-Exempt Securities. The tax-exempt securities in which each Fund invests are municipal bonds, the interest on which is exempt from federal income tax and may be exempt from its state's and, in the case of the New York Fund, New York City personal income tax.

     - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.

     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

WHEN-ISSUED MUNICIPAL BONDS. Each Fund may purchase new issues of municipal bonds, which are generally offered on a when-issued basis, with delivery and payment ("settlement") normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by a Fund are each fixed on the purchase date. During the period between purchase and settlement, each Fund's assets consisting of cash and/or high-grade marketable debt securities, marked to market daily, of an amount sufficient to make payment at settlement will be segregated at our custodian. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value. While we may sell when-issued securities prior to settlement, we intend to actually acquire such securities unless a sale appears desirable for investment reasons.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities.

As the buyer of these types of securities, a Fund will recognize a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund involved may not receive any return on its investment.

Because these securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since the bondholders do not receive interest payments, when interest rates rise, these securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, these securities rise more rapidly in value because the bonds reflect a fixed rate of return.

Investments in these securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on the investment. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of each Fund's portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. Except as noted in the three instances below, each Fund does not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

      1. The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Fund. The Fund may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Fund;

      2. The Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain Financial Intermediaries; and

      3. The Fund may provide its portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.

Before providing schedules of its portfolio holdings to a third party in advance of making them available to the general public, the Fund obtains assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Fund related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Fund and/or its investment strategies, or for similar purposes, except that one service provider is permitted to use Fund portfolio holdings for certain limited investment purposes. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of the Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semiannually to the Board concerning them. The Board also reviews the Fund's policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Neither the Fund, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Fund related to the Fund's portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Fund. Neither the Fund, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Fund or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

FUND PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix C is a list of the third parties that may receive portfolio holdings information under the circumstances described above.

                                       3.
                             MANAGEMENT OF THE FUNDS

The Boards are responsible for the management of the business and affairs of the Income Fund and Income Trust in accordance with the laws of the States of Maryland and Delaware, respectively. Each Board appoints officers who are responsible for the day-to-day operations of the Income Fund and Income Trust and who execute policies authorized by the Boards. As discussed in the Fund's Semiannual Report to shareholders, the Board also approves an investment adviser to the Income Fund and Income Trust and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director/Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Income Fund's and Income Trust's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the investment adviser of the Income Fund and Income Trust.

INTERESTED TRUSTEE/DIRECTOR

The following Trustee/Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.


                                       CURRENT POSITION
                                       LENGTH OF SERVICE
                                       WITH INCOME
NAME, ADDRESS AND                      FUND AND INCOME       PRINCIPAL OCCUPATION
YEAR OF BIRTH                          TRUST                 DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------                          -----                 ----------------------                -------------------
Robert S. Dow                          Trustee/Director      Managing Partner and Chief            N/A
Lord, Abbett & Co. LLC                 Director since        Executive Officer of Lord Abbett
90 Hudson Street                       1989; Trustee since   since 1996.
Jersey City, NJ 07302                  1991; and Chairman
(1945)                                 since 1996


INDEPENDENT TRUSTEES/DIRECTORS
The following independent or outside Trustees/Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.


                                       CURRENT POSITION
                                       LENGTH OF SERVICE
                                       WITH INCOME
NAME, ADDRESS AND                      FUND AND INCOME       PRINCIPAL OCCUPATION
YEAR OF BIRTH                          TRUST                 DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------                          -----                 ----------------------                -------------------
E. Thayer Bigelow                      Trustee/Director      Managing General Partner, Bigelow     Currently serves as
Lord, Abbett & Co. LLC                 since 1994            Media, LLC (since 2000); Senior       director of Adelphia
c/o Legal Dept.                                              Adviser, Time Warner Inc. (1998 -     Communications, Inc.,
90 Hudson Street                                             2000); Acting Chief Executive         Crane Co., and Huttig
Jersey City, NJ 07302                                        Officer of Courtroom Television       Building Products Inc.
(1941)                                                       Network (1997 - 1998); President
                                                             and Chief Executive Officer of Time
                                                             Warner Cable Programming, Inc.
                                                             (1991 - 1997).

William H.T. Bush                      Trustee/Director      Co-founder and Chairman of the        Currently serves as
Lord, Abbett & Co. LLC                 since 1998            Board of the financial advisory       director of WellPoint,
c/o Legal Dept.                                              firm of Bush-O'Donnell & Company      Inc. (since 2002), and
90 Hudson Street                                             (since 1986).                         Engineered Support
Jersey City, NJ 07302                                                                              Systems, Inc. (since
(1938)                                                                                             2000).

Robert B. Calhoun, Jr.                 Trustee/Director      Managing Director of Monitor          Currently serves as
Lord, Abbett & Co. LLC                 since 1998            Clipper Partners (since 1997) and     director of Avondale,
c/o Legal Dept.                                              President of Clipper Asset            Inc. and Interstate
90 Hudson Street                                             Management Corp. (since 1991), both   Bakeries Corp.
Jersey City, NJ 07302                                        private equity investment funds.
(1942)

Julie A. Hill                          Trustee/Director      Owner and CEO of the Hillsdale        Currently serves as
Lord, Abbett & Co. LLC                 since 2004            Companies, a business consulting      director of WellPoint,
c/o Legal Dept.                                              firm (since 1998); Founder,           Inc.; Resources
90 Hudson Street                                             President and Owner of the            Connection Inc.; and
Jersey City, NJ 07302                                        Hiram-Hill and Hillsdale              Holcim (US) Inc. (a
(1946)                                                       Development Companies (1998 -         subsidiary of Holcim
                                                             2000).                                Ltd.).

Franklin W. Hobbs                      Trustee/Director      Former Chief Executive Officer of     Currently serves as
Lord, Abbett & Co. LLC                 since 2000            Houlihan Lokey Howard & Zukin, an     director of Adolph Coors
c/o Legal Dept.                                              investment bank (January 2002 -       Company.
90 Hudson Street                                             April 2003); Chairman of Warburg
Jersey City, NJ 07302                                        Dillon Read (1999 - 2001); Global
(1947)                                                       Head of Corporate Finance of SBC
                                                             Warburg Dillon Read (1997 - 1999);
                                                             Chief Executive Officer of Dillon,
                                                             Read & Co. (1994 - 1997).

C. Alan MacDonald                      Trustee since 1991;   Retired - General Business and        Currently serves as
Lord, Abbett & Co. LLC                 Director since 1988   Governance Consulting (since 1992);   director of H.J. Baker
c/o Legal Dept.                                              formerly President and CEO of         (since 2003).
90 Hudson Street                                             Nestle Foods.
Jersey City, NJ 07302
(1933)

Thomas J. Neff                         Trustee since 1991;   Chairman of Spencer Stuart (U.S.),    Currently serves as
Lord, Abbett & Co. LLC                 Director since 1982   an executive search consulting firm   director of Ace, Ltd.
c/o Legal Dept.                                              (since 1996); President of Spencer    (since 1997) and Hewitt
90 Hudson Street                                             Stuart (1979-1996).                   Associates, Inc.
Jersey City, NJ 07302
(1937)

OFFICERS

None of the officers listed below have received compensation from the Income Fund and Income Trust. All the officers of the Income Fund and Income Trust may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.


                                   CURRENT POSITION
                                   WITH INCOME
NAME AND                           FUND AND INCOME      LENGTH OF SERVICE         PRINCIPAL OCCUPATION
YEAR OF BIRTH                      TRUST                OF CURRENT POSITION       DURING PAST FIVE YEARS
-------------                      -----                -------------------       ----------------------
Robert S. Dow                      Chief Executive      Elected in 1996           Managing Partner and Chief Executive Officer
(1945)                             Officer and                                    of Lord Abbett (since 1996).
                                   President

James T. Colby, III *              Executive Vice       Elected in 2005           Investment Manager, joined Lord Abbett in
(1949)                             President                                      2005; formerly Vice President and Senior
                                                                                  Portfolio Manager at John Hancock Funds
                                                                                  (2003 - 2005); prior thereto Principal and
                                                                                  Consultant at Old Harbor Capital
                                                                                  Management (2001 - 2003); prior thereto
                                                                                  Vice President and Senior Portfolio
                                                                                  Manager at Evergreen Investment Management
                                                                                  (1992 - 2001).

James Bernaiche                    Chief Compliance     Elected in 2005           Chief Compliance Officer, joined Lord
(1956)                             Officer                                        Abbett in 2001; formerly Vice President and
                                                                                  Chief Compliance Officer with Credit Suisse
                                                                                  Asset Management.

Joan A. Binstock                   Chief Financial      Elected in 1999           Partner and Chief Operations Officer,
(1954)                             Officer and Vice                               joined Lord Abbett in 1999.
                                   President

Philip P. Fang                     Vice President       Elected in 1994           Investment Manager, joined Lord Abbett in
(1965)                                                                            1991.

John K. Forst                      Vice President and   Elected in 2005           Deputy General Counsel, joined Lord Abbett
(1960)                             Assistant Secretary                            in 2004; prior thereto Managing Director
                                                                                  and Associate General Counsel at New York
                                                                                  Life Investment Management LLC (2002-2003);
                                                                                  formerly Attorney at Dechert LLP
                                                                                  (2000-2002).

Robert I. Gerber                   Executive Vice       Elected in 2006           Partner and Director of Taxable Fixed
(1954)                             President                                      Income Management, joined Lord Abbett in
                                                                                  1997.

Lawrence H. Kaplan                 Vice President and   Elected in 1997           Partner and General Counsel, joined Lord
(1957)                             Secretary                                      Abbett in 1997.

A. Edward Oberhaus, III            Vice President       Elected in 1996           Partner and Manager of Equity Trading,
(1959                                                                             joined Lord Abbett in 1983.

Walter U. Menendez                 Vice President       Elected in 2006           Senior Municipal Bond Trader, Assistant
(1963)                                                                            Portfolio Manager, joined Lord Abbett in
                                                                                  1994.

Robert G. Morris                   Vice President       Elected in 2005           Partner and Chief Investment Officer,
(1944)                                                                            joined Lord Abbett in 1991.

Christina T. Simmons               Vice President and   Elected in 2000           Assistant General Counsel, joined Lord
(1957)                             Assistant Secretary                            Abbett in 1999.

Peter Scott Smith                  Vice President       Elected in 2000           Investment Manager, joined Lord Abbett in
(1966)                                                                            1992.

Bernard J. Grzelak                 Treasurer            Elected in 2003           Director of Fund Administration, joined Lord
(1971)                                                                            Abbett in 2003; formerly Vice President,
                                                                                  Lazard Asset Management LLC (2000-2003);
                                                                                  prior thereto Manager of Deloitte & Touche
                                                                                  LLP.

----------

*James Colby is an officer of Income Trust only.

COMMITTEES
The standing committees of the Board of Directors/Trustees are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed wholly of Directors/Trustees who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board of Directors/Trustees in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of each Fund's independent public accounting firm and considering violations of the Funds' Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Directors/Trustees who are not "interested persons" of the Funds, and also may include one or more Directors/Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors/Trustees: Messrs. Bush, MacDonald, and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met six times.

The Nominating and Governance Committee is composed of all the Directors/Trustees who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors/Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met three times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Fund's shareholders to serve as an independent Director. A shareholder who would like to recommend a candidate may write to the Fund.

The Contracts Committee consists of all Directors/Trustees who are not "interested persons" of the Funds. The Contracts Committee conducts much of the factual inquiry undertaken by the directors in connection with the Board's annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. Although the Contracts Committee did not hold any formal meetings during the last fiscal year, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.

COMPENSATION DISCLOSURE

The following table summarizes the compensation for the Directors/Trustees for the Income Fund and Income Trust and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Income Fund for outside Directors/Trustees. The third column of the following table sets forth the compensation accrued by the Income Trust for outside Directors/Trustees. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett, and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.

(1)                                 (2)                       (3)                       (4)
                                    FOR FISCAL                FOR FISCAL                FOR THE YEAR ENDED
                                    YEAR ENDED                YEAR ENDED                DECEMBER 31, 2005
                                    SEPTEMBER 30,             SEPTEMBER 30,             TOTAL COMPENSATION
                                    2005 AGGREGATE            2005 AGGREGATE            PAID BY THE INCOME FUND,
                                    COMPENSATION              COMPENSATION              INCOME TRUST, AND
                                    ACCRUED BY THE            ACCRUED BY THE            TWELVE OTHER LORD ABBETT-
NAME OF DIRECTOR/TRUSTEE            INCOME FUND (1)           INCOME TRUST (1)          SPONSORED FUNDS(2)
------------------------            ---------------           ----------------          ------------------
E. Thayer Bigelow                   $  5,607                  $  1,230                  $  154,750
William H.T. Bush                   $  5,431                  $  1,239                  $  157,750
Robert B. Calhoun, Jr.              $  5,222                  $  1,415                  $  179,750
Julie A. Hill                       $  5,407                  $  1,262                  $  157,750
Franklin W. Hobbs                   $  4,713                  $  1,273                  $  157,750
C. Alan MacDonald                   $  5,821                  $  1,301                  $  166,125
Thomas J. Neff                      $  4,618                  $  1,247                  $  150,750

----------

(1) Independent Director/Trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Funds to its Independent Directors/Trustees may be deferred at the option of a Director/Trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the funds for later distribution to the Directors/Trustees. In addition, $25,000 of each Director/Trustee's retainer must be deferred and is deemed invested in shares of the Funds and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors are $755, $1,180, $5,222 $2,313, $4,713, $755, and $4,618, respectively. Of the amounts shown in the third column, the total deferred amounts for the Trustees are $222, $333, $1,415, $627, $1,273, $222, and $1,247, respectively.

(2) The fourth column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2005, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Director/Trustee in each Fund and other Lord Abbett-sponsored funds as of December 31, 2005. The amounts shown include deferred compensation to the Directors/Trustees deemed invested in fund shares. The amounts ultimately received by the Directors/Trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.


NAME OF FUND              ROBERT S. DOW        E. THAYER BIGELOW      WILLIAM H.T. BUSH     ROBERT B. CALHOUN, JR.
------------              -------------        -----------------      -----------------     ----------------------
National                  None                 $10,001-$50,000        $1-$10,000            $10,001-$50,000
California                None                 $10,001-$50,000        $1-$10,000            $1-$10,000
Connecticut               None                 $1-$10,000             $1-$10,000            $1-$10,000
Hawaii                    None                 $1-$10,000             $1-$10,000            $1-$10,000
Minnesota                 None                 $1-$10,000             $1-$10,000            $1-$10,000
Missouri                  None                 $1-$10,000             $1-$10,000            $1-$10,000
New Jersey                None                 $1-$10,000             $1-$10,000            $1-$10,000
New York                  None                 $10,001-$50,000        $1-$10,000            $1-$10,000
Texas                     None                 $1-$10,000             $1-$10,000            $1-$10,000
Washington                None                 $1-$10,000             $1-$10,000            $1-$10,000
Insured                   None                 $1-$10,000             $1-$10,000            $1-$10,000
Florida                   None                 $1-$10,000             $1-$10,000            $1-$10,000
Georgia                   None                 $1-$10,000             $1-$10,000            $1-$10,000
Michigan                  None                 $1-$10,000             $1-$10,000            $1-$10,000
Pennsylvania              None                 $1-$10,000             $1-$10,000            $1-$10,000

AGGREGATE DOLLAR RANGE
OF EQUITY SECURITIES IN
LORD ABBETT-SPONSORED
FUNDS                     Over $100,000        Over $100,000          Over $100,000         Over $100,000

                                                                      C. ALAN
NAME OF FUND              JULIE A. HILL        FRANKLIN W. HOBBS      MACDONALD             THOMAS J. NEFF
------------              -------------        -----------------      ---------             --------------
National                  $1-$10,000           $10,001-$50,000        $10,001-$50,000       $50,001-$100,000
California                $1-$10,000           $1-$10,000             $10,001-$50,000       $50,001-$100,00
Connecticut               $1-$10,000           $1-$10,000             $1-$10,000            $1-$10,000
Hawaii                    $1-$10,000           $1-$10,000             $1-$10,000            $1-$10,000
Minnesota                 $1-$10,000           $1-$10,000             $1-$10,000            $1-$10,000
Missouri                  $1-$10,000           $1-$10,000             $1-$10,000            $1-$10,000
New Jersey                $1-$10,000           $1-$10,000             $1-$10,000            $10,001-$50,000
New York                  $1-$10,000           $1-$10,000             $10,001-$50,000       $10,001-$50,000
Texas                     $1-$10,000           $1-$10,000             $1-$10,000            $1-$10,000
Washington                $1-$10,000           $1-$10,000             $1-$10,000            $1-$10,000
Insured                   $1-$10,000           $1-$10,000             $1-$10,000            $1-$10,000
Florida                   $1-$10,000           $1-$10,000             $1-$10,000            $10,001-$50,000
Georgia                   $1-$10,000           $1-$10,000             $1-$10,000            $1-$10,000
Michigan                  $1-$10,000           $1-$10,000             $1-$10,000            $1-$10,000
Pennsylvania              $1-$10,000           $1-$10,000             $1-$10,000            $1-$10,000

AGGREGATE DOLLAR RANGE
OF EQUITY SECURITIES IN
LORD ABBETT-SPONSORED
FUNDS                     Over $100,000        Over $100,000          Over $100,000         Over $100,000

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Income Fund's and Income Trust's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

PROXY VOTING
The Funds have delegated proxy voting responsibilities to the Funds' investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix D.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the twelve months ending June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available on the SEC's website at www.sec.gov. The Funds also have made this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 26, 2006, the Income Fund's and Income Trust's officers and Directors/Trustees, as a group, owned less than 1% of the each Fund's outstanding shares. As of January 26, 2006, the ownership of the Insured Fund's Class P shares by Lord Abbett was 100%, which represents the initial investment in Class P Shares. As of January 26, 2006, to the best of our knowledge, other than the persons mentioned above, the following record holders held 5% or more of each class of a Fund's outstanding shares:

NATIONAL TAX-FREE FUND
Edward Jones & Co.                          Class A           35.78%
Shareholder Accounting                      Class B           25.11%
201 Progress Pkwy                           Class C           17.18%
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class A            5.47%
c/o Peter Booth                             Class C            8.65%
333 West 34th St. - 3rd FL
New York, NY  10001

MLPF&S for the Sole Benefit                 Class B           29.18%
of its Customers                            Class C           35.56%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

CALIFORNIA TAX-FREE FUND
Edward Jones & Co.                          Class A           14.75%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class A           15.04%
c/o Peter Booth                             Class C            9.31%
333 West 34th St. - 3rd FL
New York, NY  10001

Morgan Stanley DW                           Class A            9.87%
3 Harborside Plaza, 6th Floor
Jersey City, NJ 07311

MLPF&S for the Sole Benefit                 Class C           49.43%
of its Customers
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

CONNECTICUT TAX-FREE FUND
Edward Jones & Co.                          Class A            9.27%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class A            5.49%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY  10001

MLPF&S for the Sole Benefit                 Class A            9.21%
of its Customers
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

Susan Lynch                                 Class A            5.92%
8 Bayberry Ln.
Greenwich, CT 06831

HAWAII TAX-FREE FUND
Edward Jones & Co.                          Class A           11.95%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class A           16.24%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY  10001

MLPF&S for the Sole Benefit                 Class A           10.40%
of its Customers
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

Morgan Stanley DW                           Class A           28.90%
3 Harborside Plaza, 6th Floor
Jersey City, NJ 07311

MINNESOTA TAX-FREE FUND
Edward Jones & Co.                          Class A           60.75%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

MLPF&S for the Sole Benefit                 Class A           5.75%
of its Customers
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

MISSOURI TAX-FREE FUND
Edward Jones & Co.                          Class A           61.68%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

NEW JERSEY TAX-FREE FUND
Citigroup Global Markets Inc.               Class A            9.38%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY  10001

MLPF&S for the Sole Benefit                 Class A            7.92%
of its Customers
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

NEW YORK TAX-FREE FUND
Citigroup Global Markets Inc.               Class A            8.81%
c/o Peter Booth                             Class C           19.14%
333 West 34th St. - 3rd FL
New York, NY  10001

MLPF&S for the Sole Benefit                 Class A            5.32%
of its Customers                            Class C           39.02%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

UBS Financial Services Inc. FBO             Class C            5.51%
Mrs. Diana Riklis
1020 Park Ave.
New York, NY 10028

TEXAS TAX-FREE FUND
Edward Jones & Co.                          Class A           49.04%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

WASHINGTON TAX-FREE FUND
Edward Jones & Co.                          Class A           39.56%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class A            9.49%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY  10001

MLPF&S for the Sole Benefit                 Class A            7.59%
of its Customers
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

Morgan Stanley DW                           Class A            5.98%
3 Harborside Plaza, 6th Floor
Jersey City, NJ 07311

INSURED INTERMEDIATE TAX-FREE FUND
Edward Jones & Co.                          Class A           50.86%
Shareholder Accounting                      Class B           22.54%
201 Progress Pkwy
Maryland Hts, MO  63043

MLPF&S for the Sole Benefit                 Class A           13.15%
of its Customers                            Class B           33.87%
4800 Deer Lake Dr. E FL 3                   Class C           52.49%
Jacksonville, FL 32246

UBS Financial Services, Inc. FBO            Class B            9.73%
Cecil Dunn TR
1238 SE 5th St.
Ocala, FL 34471

McDonald Investments                        Class B            5.24%
4900 Tiedeman Rd.
Brooklyn, OH 444144

LPL Financial Services                      Class C            8.55%
9785 Towne Centre Dr.
San Diego, CA 92121

UBS Financial Services                      Class C            6.34%
Harriette Alexander
PO Box 483
Bloomfield, MI 48303

Lord Abbett & Co. LLC                       Class P          100.00%
Attn: Marion Zapolin
90 Hudson St.
Jersey City, NJ 07302

FLORIDA TAX-FREE TRUST
Edward Jones & Co.                          Class A           12.46%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class A            8.07%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY  10001

Legg Mason Wood Walker Inc.                 Class A            7.36%
PO Box 1476
Baltimore, MD 21203

MLPF&S for the Sole Benefit                 Class A            7.77%
of its Customers                            Class C           38.21%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

UBS Financial Services Inc. FBO             Class C           13.03%
Kyle Partners L.P.
812 Grandview Avenue
Suite 2B
Pittsburgh, PA 15211

GEORGIA TAX-FREE TRUST
Edward Jones & Co.                          Class A           60.89%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

MLPF&S for the Sole Benefit                 Class A            7.26%
of its Customers
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

MICHIGAN TAX-FREE TRUST
Edward Jones & Co.                          Class A           42.50%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class A           6.01%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY  10001

PENNSYLVANIA TAX-FREE TRUST
Edward Jones & Co.                          Class A           11.33%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class A            5.70%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY  10001

Shareholders owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of shareholders. As of January 26, 2006, to the best of our knowledge, the following record holder held 25% of more of the Funds' outstanding shares.

Edward Jones & Co.
201 Progress Pkwy
Maryland HTS, MO 63043-3009

Minnesota Tax-Free                  60.75%
Missouri Tax-Free                   58.93%
National Tax-Free                   35.70%
Texas Tax-Free Income               49.04%
Washington Tax-Free                 39.56%
Georgia Tax-Free Trust              60.89%
Michigan Tax-Free Trust             42.50%
Insured Intermediate Tax-Free       30.90%

MLPF&S
For The Sole Benefit Of It's Customers
ATTN Fund Administration
4800 Deer Lake Dr E FL3
Jacksonville, FL 32246-6484

Georgia Tax-Free Trust              50.61%

Morgan Stanley DW
Attn Mutual Fund Operations
Jersey City, NJ 07311-3907

Hawaii Tax-Free Trust               28.90%

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

As described under "Management" in the Prospectus, Lord Abbett is the Income Fund's and Income Trust's investment adviser. The following partners of Lord Abbett are also officers and/or Directors/Trustees of the Funds: Joan A. Binstock, Robert I. Gerber, Lawrence H. Kaplan, A. Edward Oberhaus, III, and Robert G. Morris. Robert S. Dow is the managing partner of Lord Abbett and officer and Director/Trustee of the Funds. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Milton Ezrati, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Jerald Lanzotti, Richard Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert G. Morris, Robert J. Noelke, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard D. Smola, Jarrod Sohosky, Diane Tornejal, Christopher J. Towle, Edward K. von der Linde and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Income Fund and Income Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month as stated below. For the National Fund, New York Fund, California Fund, Insured Fund, and Florida Fund this fee is allocated among the classes based on the classes' proportionate share of such average daily net assets.

Lord Abbett is entitled to an annual management fee based on each such Fund's average daily net assets. The fee is calculated daily and payable monthly. The management fee for each Fund except the Insured Intermediate Fund is calculated at the following annual rates:

         .45 of 1% of the first $1 billion in assets, .40 of 1% of the next $1 billion, and .35 of 1% of the Fund's assets over $2 billion.

Lord Abbett is entitled to an annual management fee based on the Insured Intermediate Fund's average daily net assets. The fee is calculated daily and payable monthly at the following annual rates:

         .40 of 1% of the first $2 billion of average daily net assets,

         .375 of 1% of the next $3 billion, and

         .35 of 1% of assets over $5 billion.

For the fiscal year ending September 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of each Fund's expenses so that each Fund's Total Annual Operating Expenses (with the exception of the Insured Fund) do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class B and C shares, and 1.05% of average daily net assets for Class P shares.

For the fiscal year ending September 30, 2006, Lord Abbett has contractually agreed to reimburse a portion of the Insured Fund's expenses so that the Fund's Total Annual Operating Expenses do not exceed an aggregate annual rate of 0.25% of average daily net assets for Class A shares, 1.00% of average daily net assets for Class B and C shares, and 0.45% of average daily net assets for Class P shares.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders insurance premiums, and other expenses connected with executing portfolio transactions.

As of September 30, 2005, other expenses reimbursed by Lord Abbett and not repaid were $48,640, $160,459, $431,469, $424,538, $17,517, $119,478, $187,319
and $37,454 for the National Fund, Connecticut Fund, Missouri Fund, New York Fund, Texas Fund, Insured Intermediate Fund, Florida Fund, and Pennsylvania Fund, respectively. As of September 30, 2004, other expenses reimbursed by Lord Abbett and not repaid were $208,299, $131,074 and $117,492 for the National Fund, New York Fund, and Insured Intermediate Fund, respectively. As of September 30, 2003, other expenses reimbursed by Lord Abbett and not repaid by the Insured Fund amounted to $65,782.

Gross management fees, management fees waived and net management fee for each Fund were as follows:

                                             YEAR ENDED SEPTEMBER 30, 2005
                                             -----------------------------
                                                                      NET
                                 GROSS             MANAGEMENT         MANAGEMENT
FUND                             MANAGEMENT FEES   FEES WAIVED        FEES
----                             ---------------   -----------        ----
National                         $     2,593,332                 -    $     2,593,332
California                       $       810,980                 -    $       810,980
Connecticut                      $       409,866                 -    $       409,866
Hawaii                           $       323,215                 -    $       323,215
Minnesota                        $       182,114                 -    $       182,114
Missouri                         $       717,448                 -    $       717,448
New Jersey                       $       631,825                 -    $       631,825
New York                         $     1,113,906                 -    $     1,113,906
Texas                            $       344,093                 -    $       344,093
Washington                       $       217,195                 -    $       217,195
Insured                          $        43,143   $       (43,143)                 -
Florida                          $       347,491                 -    $       347,491
Georgia                          $       425,450                 -    $       425,450
Michigan                         $       337,568                 -    $       337,568
Pennsylvania                     $       441,369                 -    $       441,369

                                             YEAR ENDED SEPTEMBER 30, 2004
                                             -----------------------------
                                                                      NET
                                 GROSS             MANAGEMENT         MANAGEMENT
                                 MANAGEMENT FEES   FEES WAIVED        FEES
                                 ---------------   -----------        ----
National                         $     2,985,227                 -    $     2,985,227
California                       $       932,702                 -    $       932,702
Connecticut                      $       460,945                 -    $       460,945
Hawaii                           $       355,951                 -    $       355,951
Minnesota                        $       192,502                 -    $       192,502
Missouri                         $       769,399                 -    $       769,399
New Jersey                       $       732,373                 -    $       732,373
New York                         $     1,270,689                 -    $     1,270,689
Texas                            $       390,071                 -    $       390,071
Washington                       $       250,845                 -    $       250,845
Insured                          $        32,493   $       (32,493)                 -
Florida                          $       411,289                 -    $       411,289
Georgia                          $       442,203                 -    $       442,203
Michigan                         $       358,606                 -    $       358,606
Pennsylvania                     $       487,733                 -    $       487,733

                                          YEAR ENDED SEPTEMBER 30, 2003
                                          -----------------------------
                                                                      NET
                                 GROSS             MANAGEMENT         MANAGEMENT
FUND                             MANAGEMENT FEES   FEES WAIVED        FEES
----                             ---------------   -----------        ----
National                         $     3,038,541                 -    $     3,038,541
California                       $     1,001,875                 -    $     1,001,875
Connecticut                      $       494,300                 -    $       494,330
Hawaii                           $       380,865                 -    $       380,865
Minnesota                        $       156,207                 -    $       156,207
Missouri                         $       741,604                 -    $       741,604

New Jersey                       $       797,266                 -    $       797,266
New York                         $     1,281,043                 -    $     1,281,043
Texas                            $       399,392                 -    $       399,392
Washington                       $       248,504                 -    $       248,504
Insured                          $         3,590   $        (3,590)                 -
Florida                          $       437,411                 -    $       437,411
Georgia                          $       391,842                 -    $       391,842
Michigan                         $       324,518                 -    $       324,518
Pennsylvania                     $       499,671                 -    $       499,671

INVESTMENT MANAGERS
As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.

Peter Scott Smith heads the teams of the Municipal Income Fund and Municipal Income Trust and is primarily responsible for the day-to-day management of the Funds.

The following table indicates for each Fund as of September 30, 2005: (1) the number of other accounts managed by the investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett.
(The data shown below are approximate.)

                                                  OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)*
                                                  --------------------------------------------------------
                                                                            OTHER POOLED
                                                  REGISTERED INVESTMENT      INVESTMENT
                                                        COMPANIES             VEHICLES      OTHER ACCOUNTS
                                                        ---------             --------      --------------
California Tax-Free Fund     Peter Scott Smith         1 / $ 180.1            0 / $ 0.0       0 / $ 0.0

Connecticut Tax-Free Fund    Peter Scott Smith          1 / $ 91.1            0 / $ 0.0       0 / $ 0.0

Hawaii Tax-Free Fund         Peter Scott Smith          1 / $ 78.2            0 / $ 0.0       0 / $ 0.0

Minnesota Tax-Free Fund      Peter Scott Smith          1 / $ 43.2            0 / $ 0.0       0 / $ 0.0

Missouri Tax-Free Fund       Peter Scott Smith         1 / $ 161.7            0 / $ 0.0       0 / $ 0.0

National Tax-Free Fund       Peter Scott Smith         1 / $ 569.8            0 / $ 0.0       0 / $ 0.0

                                                  OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)*
                                                  --------------------------------------------------------
                                                                            OTHER POOLED
                                                  REGISTERED INVESTMENT      INVESTMENT
                                                        COMPANIES             VEHICLES      OTHER ACCOUNTS
                                                        ---------             --------      --------------
New Jersey Tax-Free Fund      Peter Scott Smith        1 / $ 137.3            0 / $ 0.0        0 / $ 0.0

New York Tax-Free Fund        Peter Scott Smith        1 / $ 244.1            0 / $ 0.0        0 / $ 0.0

Texas Tax-Free Fund           Peter Scott Smith         1 / $ 76.0            0 / $ 0.0        0 / $ 0.0

Washington Tax-Free Fund      Peter Scott Smith         1 / $ 47.7            0 / $ 0.0        0 / $ 0.0

Insured Intermediate Tax-
Free Fund                     Peter Scott Smith         1 / $ 12.4            0 / $ 0.0        0 / $ 0.0

Florida Tax-Free Trust        Peter Scott Smith         1 / $ 75.5            0 / $ 0.0        0 / $ 0.0

Georgia Tax-Free Trust        Peter Scott Smith        1 / $ 103.8            0 / $ 0.0        0 / $ 0.0

Michigan Tax-Free Trust       Peter Scott Smith         1 / $ 75.9            0 / $ 0.0        0 / $ 0.0

Pennsylvania Tax-Free Trust   Peter Scott Smith         1 / $ 97.2            0 / $ 0.0        0 / $ 0.0

* Included in the number of accounts and total assets are 0 accounts with respect to which the management fee is based on the performance of the account.

Conflicts of interest may arise in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Fund's transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Funds. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts referenced in the table above.

COMPENSATION OF INVESTMENT MANAGERS

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

HOLDINGS OF INVESTMENT MANAGERS (ASK LES IF OKAY AS IS?)
The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of September 30, 2005. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.

                                                        DOLLAR RANGE OF SHARES IN THE PORTFOLIO
                                            ---------------------------------------------------------------
                                                       $1-     $10,001-  $50,001-    $100,001-  $500,001-        OVER
FUND                 NAME                   NONE    $10,000    $50,000   $100,000    $500,000   $1,000,000    $1,000,000
------------------------------------------------------------------------------------------------------------------------
New Jersey Tax-Free
Fund                 Peter Scott Smith                /X/

All Other Funds in
Municipal Income
Fund                                        /X/

Municipal Income
Trust                Peter Scott Smith      /X/

ADMINISTRATIVE SERVICES
Pursuant to an Administrative Services Agreement with each Fund, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Fund. Under the Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of the Fund based on average daily net assets.

Administrative services fees payable to Lord Abbett for each Fund are as follows:


FUND                             2005           2004           2003
----                             ----           ----           ----
National                         $    230,518   $    238,818   $    180,534
California                       $     72,087   $     74,616   $     59,536
Connecticut                      $     36,432   $     36,876   $     29,320
Hawaii                           $     28,730   $     28,476   $     22,655
Minnesota                        $     16,188   $     15,400   $      9,321
Missouri                         $     63,773   $     61,552   $     44,102
New Jersey                       $     56,162   $     58,590   $     47,452
New York                         $     99,014   $    101,655   $     76,314
Texas                            $     30,586   $     31,206   $     23,736
Washington                       $     19,306   $     20,068   $     14,781
Insured                          $      4,314   $      2,888   $        319
Florida                          $     30,888   $     32,903   $     25,971
Georgia                          $     37,818   $     35,376   $     23,316
Michigan                         $     30,006   $     28,688   $     19,274
Pennsylvania                     $     39,233   $     39,019   $     29,707

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105 is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT
DST Systems, Inc., 210 W. 10th St., Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, is the Independent Registered Public Accounting Firm of the Funds and must be approved at least annually by the Funds' Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds' Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Lord Abbett's and the Funds' policy is to obtain best execution on all portfolio transactions, which means that Lord Abbett and the Funds select broker-dealers on the basis of their professional capability to execute the Fund's portfolio transactions at the most favorable prices, considering all costs of the transaction, including dealer markups and markdowns.

To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer. Trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities. Purchases from underwriters of newly-issued securities for inclusion in the Funds' portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

FOR EACH SERIES OF INCOME FUND AND INCOME TRUST, EXCEPT FOR HIGH YIELD MUNICIPAL BOND FUND:

Lord Abbett allocates the securities in a manner it determines to be fair to all portfolios over time. Lord Abbett may seek to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated portfolios, including the Funds, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each portfolio that participates in a particular batched purchase or sale, including the Funds, will do so at the same price. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating portfolios in proportion to the size of the purchase or sale placed for each portfolio (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of a security allocated to one or more portfolios if necessary to avoid holding odd-lot or a small amount of a particular security in a portfolio. In addition, if Lord Abbett is unable to execute fully a batched transaction, and determines that it would be impractical to allocate a small amount of the security on a pro-rata basis among the portfolios, or, in circumstances under which the relative holdings of some portfolios require an allocation other than pro-rata (e.g., cash from a new portfolio being initially invested, an existing portfolio raising cash, or other circumstances under which a portfolio is over- or under-weighted in one or more holdings relative to other similarly managed portfolios), Lord Abbett allocates the securities fairly as stated above. At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when a limited amount of a particular security is available from only one or a limited number of broker-dealers.

During the fiscal years ending September 30, 2005, 2004, and 2003, the Income Fund and Income Trust paid no commissions on transactions of securities to independent dealers.

                                       7.
                                CLASSES OF SHARES

Each Fund offers investors different classes of shares in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of the independent registered public accounting firms, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

Each Fund does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Shareholder meetings may be called at any time by certain officers of the Funds or by a majority of the Directors/Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the Fund's outstanding shares and entitled to vote at the meeting.

SHAREHOLDER LIABILITY. Delaware law provides that Income Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Income Trust and requires that a disclaimer be given in each contract entered into or executed by the Income Trust. The Declaration provides for indemnification out of the Income Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Income Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration of Trust, the Trustees may, without shareholder vote, cause the Income Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Income Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Income Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Income Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Income Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Income Trust.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under "Net Asset Value Purchases of Class A Shares." If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 12th month after the month in which you buy them (24th month if the shares were purchased prior to November 1, 2004), you may pay a contingent deferred sales charge ("CDSC") of 1%.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the Fund's Prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares after the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect.

Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a CDSC of 1% to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the Class C shares are described in the Fund's Prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in the Fund's Prospectus. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS
CLASS A, B, C AND P. The Funds have adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each class of shares of each Fund: the "A Plan" (all Funds), the "B Plan" (National and Insured Funds only), the "C Plan" (National, New York, California, Insured and Florida Funds only) and the "P Plan" (all Funds), respectively. The principal features of each Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors. Each Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs. In adopting each Plan and in approving its continuance, the Boards have concluded that there is a reasonable likelihood that each Plan will benefit its respective class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Each Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under each Plan as described in the Prospectus for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of each Fund.

The amounts paid by each Fund to Lord Abbett Distributor pursuant to the A Plan for the fiscal year ended September 30, 2005 were: National Fund -- $1,742,810; California Fund-- $597,641; Connecticut Fund-- $320,127; Hawaii Fund-- $244,079; Minnesota Fund-- $0; Missouri Fund-- $572,056; New Jersey Fund-- $489,488; New York Fund-- $797,133; Texas Fund-- $276,717; Washington Fund-- $0; Insured Fund-- $23,283; Florida Fund-- $267,715; Georgia Fund-- $0; Michigan Fund-- $0; and Pennsylvania Fund-- $300,049.

The amounts paid by each Fund to Lord Abbett Distributor pursuant to the B Plan for the fiscal year ended September 30, 2005 were: National Fund-- $329,918 and Insured Fund-- $5,401.

The amounts by each Fund to Lord Abbett Distributor pursuant to the C Plan for the fiscal year ended September 30, 2005 were: National Fund-- $416,781; California Fund-- $137,652; New York Fund-- $135,537; Insured Fund-- $35,856; and Florida-- $63,137.

The amount paid by the Insured Fund to Lord Abbett Distributor pursuant to the P Plan for the fiscal year ended September 30, 2005 was $47.

Lord Abbett Distributor forwarded such amounts as payments to dealers and other agents under the respective Plans.

The Class A Plans of the Michigan, Minnesota, and Washington Funds will not go into effect until the quarter subsequent to the net assets of each Fund reaching $100 million. During the quarter ended September 30, 2005, the net assets of Georgia reached $100 million. As a result, on October 1, 2005, the Fund's Class A Plan became effective.

Each Plan requires the Boards to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Boards reasonably requests to enable it to make an informed determination of whether the Plans should be continued. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Directors/Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Directors/Trustees, including a majority of the outside Directors/Trustees. As long as the Plans are in effect, the selection or nomination of outside Directors/Trustees is committed to the discretion of the outside Directors/Trustees.

One Director/Trustee, Thomas J. Neff, may be deemed to have an indirect financial interest in the operation of the Plans. Mr. Neff, an independent Director/Trustee of the Funds, also is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.2 billion in revenue in fiscal 2004. Hewitt Financial Services LLC, a subsidiary of Hewitt Associates, Inc., may receive payments from the 12b-1 Plans of the Fund and/or other Lord Abbett-sponsored Funds. In the twelve months ended October 31, 2005, Hewitt Financial Services LLC received 12b-1 payments totaling approximately $320,000 from all of the Lord Abbett-sponsored Funds in the aggregate.

Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the outside Directors/Trustees or by vote of a majority of the outstanding voting securities of such class.

CONTINGENT DEFERRED SALES CHARGES. A CDSC applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which Lord Abbett Distributor has paid a one-time distribution fee of up to 1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 12 months (24 months if the shares were purchased prior to November 1, 2004) from the end of the month in which the original sale occurred.

CLASS B SHARES (NATIONAL AND INSURED FUNDS ONLY). As stated in the Prospectus, subject to certain exceptions, if Class B shares of the National or Insured Fund (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to the Funds in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, each Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

ANNIVERSARY OF THE DAY ON                                     CONTINGENT DEFERRED SALES CHARGE ON
WHICH THE PURCHASE ORDER WAS ACCEPTED                         REDEMPTIONS (AS % OF AMOUNT SUBJECT TO CHARGE)
-------------------------------------                         ----------------------------------------------
Before the 1st                                                5.0%
On the 1st, before the 2nd                                    4.0%
On the 2nd, before the 3rd                                    3.0%
On the 3rd, before the 4th                                    3.0%
On the 4th, before the 5th                                    2.0%
On the 5th, before the 6th                                    1.0%
On or after the 6th anniversary                               None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES (NATIONAL FUND, NEW YORK FUND, CALIFORNIA FUND, INSURED FUND, AND FLORIDA FUND ONLY). As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

GENERAL. The percentage (1% in the case of Class A and Class C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B, and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received by the Funds (if the purchase was made prior to November 1, 2004) or by Lord Abbett Distributor (if the purchase was made on or after November 1, 2004) and is intended to reimburse all or a portion of the amount paid by each Fund or Lord Abbett Distributor, as the case may be, if the shares are redeemed before the Funds have had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Funds. In the case of Class B and Class C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B and Class C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B or C Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously for 12 months (24 months if the shares were purchased prior to November 1, 2004) from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and
(b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. A Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on that Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $50,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $50,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

In addition, it may not be suitable for you to place an order for Class B or Class C shares for Retirement and Benefit Plans with at least 100 eligible employees or for a Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $50,000. If you plan to invest more than $50,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B, and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services For Fund Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC for Class B shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and Class B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders.

                                       8.

             PURCHASES, REDEMPTIONS, PRICING AND PAYMENTS TO DEALERS

Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions". The Funds' Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectus under "Purchases."

Under normal circumstances we calculate a Fund's net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board as described in the Prospectus.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances: (a) purchases of $1 million or more, (b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, (c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases, (d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, (e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares (f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, (g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, (h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, (i) purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or (j) purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

Our Class A shares also may be purchased at net asset value (i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (ii) in connection with a merger, acquisition or other reorganization, (iii) by employees of our shareholder servicing agent, (iv) by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of our directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents, or (v) purchases through a broker-dealer that has entered a special written arrangement with Lord Abbett Distributor under which the broker-dealer makes NAV purchases available to investors in a mutual fund undergoing a liquidation and dissolution so long as( i) such NAV purchases are made within 30 calendar days of the liquidation and dissolution of the mutual fund, (ii) the investor paid sales charges on the liquidating mutual fund's shares in accordance with such mutual fund's disclosure, and (iii) such purchases are limited to an amount not more than the investor's proceeds from such liquidation and dissolution rounded to the next higher $1,000 increment. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Funds have a business relationship.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF", to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. We can revoke or modify the privilege for all shareholders upon 60 days' prior written notice.

"Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. ("LASF"). The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege except (a) GSMMF, (b) certain series of Lord Abbett Municipal Income Fund and Lord Abbett Municipal Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds") have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B and the Class C shares. Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett-sponsored funds, in the case of the Class A shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B and Class C shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus, Purchasers (as defined in the Prospectus) may invest $ 50,000 or more over a 13-month period in Class A, B, C, and P shares of any Eligible Fund. Such Class A, B, C, and P shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for new purchases of Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Funds to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, Purchasers (as defined in the Prospectus) may aggregate their investments in Class A, B, C, and P shares of any Eligible Fund so that a current investment, plus the Purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Funds and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or Class C shares and $25,000 in the case of Class B shares. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Funds for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. As described in each Fund's prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Funds or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers") in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this statement of additional information, the Dealers to whom Lord Abbett or Lord Abbett Distributor makes revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Funds and/or other Lord Abbett Funds were as follows:

   Allstate Life Insurance Company
   Allstate Life Insurance Company of New York
   A.G. Edwards & Sons, Inc.
   B.C. Ziegler and Company
   Bodell Overcash Anderson & Co., Inc.
   Cadaret, Grant & Co., Inc.
   Citigroup Global Markets, Inc.
   Edward D. Jones & Co.
   Family Investors Company
   James I. Black & Co.
   Linsco/Private Ledger Corp.
   Mass Mutual Life Investors Services, Inc.
   McDonald Investments Inc.
   Merrill Lynch, Pierce, Fenner & Smith Incorporated
   (and/or certain of its affiliates)
   Metlife Securities, Inc.
   Morgan Stanley DW, Inc.
   National Financial Partners
   Phoenix Life and Annuity Co.
   Piper Jaffrey & Co.
   Protective Life Insurance Company
   Prudential Investment Management Services LLC
   RBC Dain Rauscher
   Raymond James & Associates, Inc.
   Raymond James Financial Services, Inc.
   Sun Life Assurance Company of Canada
   The Travelers Insurance Company
   The Travelers Life and Annuity Company
   UBS Financial Services Inc.
   Wachovia Securities, LLC

For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.

Thomas J. Neff, an independent Director/Trustee of the Funds, is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.2 billion in revenue in fiscal 2004. Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds. In the twelve months ended October 31, 2005, Hewitt Associates LLC received recordkeeping payments totaling approximately $414,000 from all of the Lord Abbett-sponsored Funds in the aggregate.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                            TAXATION OF THE FUNDS

Each Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Income from tax-exempt obligations is not included in investment company taxable income. If at the close of each quarter of a taxable year of each Fund, at least 50% of the value of the Fund's total assets consists of certain obligations the interest on which is excludible from gross income under Section 103(a) of the Code, the Fund qualifies to pay "exempt-interest" dividends to its shareholders. Those dividends constitute the portion of aggregate dividends (excluding capital gains) as designated by each Fund, equal to the excess of the Fund's excludible interest over certain amounts disallowed as deductions. Exempt-interest dividends paid by each Fund are generally exempt from federal income tax; however, the amount of such dividends must be reported on the recipient's federal income tax return.

Ordinarily, you are required to take distributions by each Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares will be disallowed to the extent of the amount of any exempt-interest dividends received. Additionally, if your holding period is six months or less, any capital loss realized from the sale, exchange, or redemption of such shares, to the extent not previously disallowed, must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should be aware that the benefits of the long-term capital gains rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund may not be deductible, in whole or in part, for federal purposes. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of a Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Fund shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds, or persons related to such "substantial users." Such persons should consult their tax advisers before investing in Fund shares.

Exempt interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.

Certain investment practices that each Fund may utilize, such as investing in futures, may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemption payments and exchanges ("backup withholding"). Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Funds can differ from the U.S. federal income tax rules described above. Although interest from tax-exempt bonds is generally not excludible from income for state and local income tax purposes, many states allow you to exclude the percentage of dividends derived from interest income on obligations of the state or its political subdivisions and instrumentalities if you are a resident of that state. Many states also allow you to exclude from income interest on obligations of the federal government and certain other governmental authorities, including U.S. territories and possessions. As noted below, however, certain states may require that a specific percentage of a Fund's income be derived from state and/or federal obligations before such dividends may be excluded from state taxable income.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund may not be deductible, in whole or in part, for state or local purposes. The Funds intend to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on state and/or federal obligations may be excluded from state taxable income.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

California Fund - For the Fund to qualify to pay exempt-interest dividends for purposes of California personal income tax, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets must consist of California state or local obligations or federal obligations the interest therefrom is exempt from California personal income taxation.

Connecticut Fund - Dividends derived from interest income on federal obligations are subject to Connecticut personal income tax, unless at least 50% of the value of the Fund's total assets consist of federal obligations or other obligations with respect to which taxation by Connecticut is prohibited by federal law at the close of each quarter of the Fund's taxable year.

Florida Trust - Florida imposes an intangible personal property tax on certain financial assets, including, under certain circumstances, mutual fund shares. Unlike most state and local taxes which are assessed on distributions with respect to mutual fund shares, the Florida intangible personal property tax is based on the net asset value of these shares. For the net asset value of Fund shares to be excluded from the calculation of the Florida intangible personal property tax, the Fund must be organized as a business trust and at least 90% of the net asset value of the Fund's portfolio of assets must consist of assets that are exempt from the Florida intangible personal property tax. Exempt assets include notes, bonds, and obligations issued by the State of Florida, its municipalities, counties and other taxing districts, or by the United States government and certain of its agencies.

Minnesota Fund - For the Fund to qualify to pay exempt-interest dividends for purposes of Minnesota personal income tax, at least 95% of exempt-interest dividends paid by the Fund must be derived from interest on obligations of the State of Minnesota or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, or on obligations of Indian tribes located in Minnesota. In the event that less than 95% of the exempt-interest dividends paid by the Fund are derived from interest on the above obligations, the dividends derived from such interest will not be exempt from the Minnesota personal income tax. If the 95% requirement is met, the portion of the exempt-interest dividend that is derived from interest on the above obligations is excluded from personal income tax.

The Minnesota legislature enacted a provision expressing its intent that if a court holds that Minnesota's tax treatment of obligations of other states and their governmental units is unlawful in that it discriminates against interstate commerce, the remedy should be to include interest on obligations of Minnesota governmental units as Minnesota taxable income. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, no matter when the obligations were issued. Should a court so rule, the value of securities held by the Fund, and thus the value of the Fund's shares, would likely decrease, perhaps significantly.

New Jersey Fund - For the Fund to qualify to pay exempt-interest dividends for purposes of New Jersey personal income tax at least 80% of the aggregate principal amount of all its investments must be in obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of the state of New Jersey or in other obligations that are statutorily free from State and local taxation under any other act of New Jersey or under the laws of the United States (the "80% Test"). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, and cash and cash items (including receivables) are excluded from the principal amount of the Fund's investments. If the Fund qualifies to pay exempt-interest dividends, all distributions attributable to interest earned on the above obligations will be exempt from New Jersey personal income tax. All distributions attributable to interest earned on federal obligations will be exempt from New Jersey personal income tax, regardless of whether the Fund meets the 80% Test.

New York Fund - Shareholders of the Fund will not be required to include in their gross income for New York State and New York City personal income tax purposes any portion of distributions received by the Fund that are attributable to interest earned on (1) tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City); (2) obligations of the United States and its possessions, but only if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of Fund's total assets consists of obligations of the United States and its possessions; or (3) obligations of any authority, commission, or instrumentality of the United States to the extent federal law exempts such interest from state income taxation.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Funds have entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett Distributor as each Fund's principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers with respect to the Class A shares as follows:

          INCOME FUND

                                      YEAR ENDED        YEAR ENDED        YEAR ENDED
                                      SEPT. 30, 2005    SEPT. 30, 2004    SEPT. 30, 2003
                                      --------------    --------------    --------------
Gross sales charge                    $     2,156,830   $     1,718,173   $     2,494,536

Amount allowed to dealers             $     1,777,524   $     1,420,487   $     2,060,041
                                      ---------------   ---------------   ---------------

Net commissions received
by Lord Abbett                        $       379,306   $       297,686   $       434,495
                                      ===============   ===============   ===============

          INCOME TRUST


                                      YEAR ENDED        YEAR ENDED        YEAR ENDED
                                      SEPT. 30, 2005    SEPT. 30, 2004    SEPT. 30, 2003
                                      --------------    --------------    --------------
Gross sales charge                    $     1,072,175   $       874,513   $     1,397,009

Amount allowed to dealers             $       878,310   $       724,323   $     1,157,525
                                      ---------------   ---------------   ---------------
Net commissions received
by Lord Abbett Distributor            $       193,865   $       150,190   $       239,484
                                      ===============   ===============   ===============


In addition, Lord Abbett Distributor, as the Income Fund's principal underwriter, received the following compensation for the fiscal year ended September 30, 2005:


                           BROKERAGE
                           COMPENSATION              COMMISSIONS
                           ON REDEMPTION             IN CONNECTION              OTHER
                           AND REPURCHASE            WITH FUND TRANSACTIONS     COMPENSATION
                           --------------            ----------------------     ------------
Class A                    $      0                  $      0                   $  1,565,703.26

Class B                    $      0                  $      0                   $      1,543.00*

Class C                    $      0*                 $      0                   $      1,488.17*

Class P                    $      0                  $      0                   $             0

* Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to Broker/Dealers at the time of sale.

In addition, Lord Abbett Distributor, as the Income Trust's principal underwriter, received the following compensation for the fiscal year ended September 30, 2005:


                           BROKERAGE
                           COMPENSATION              COMMISSIONS
                           ON REDEMPTION             IN CONNECTION              OTHER
                           AND REPURCHASE            WITH FUND TRANSACTIONS     COMPENSATION
                           --------------            ----------------------     ------------
Class A                    $      0                  $      0                   $    187,652.04

Class B                    $      0                  $      0                   $        204.30*

Class C                    $      0*                 $      0                   $      1,271.81*

Class P                    $      0                  $      0                   $         46.43

* Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to Broker/Dealers at the time of sale.

                                       11.
                                  Performance

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of the Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of the Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of the Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class A shares, the current maximum sales charge of 3.25% (as a percentage of the offering price) is deducted from the initial investment (unless the total return is shown at net asset value). For Class B shares (National and Insured Fund only), the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the National and Insured Funds investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares (California, National, New York, Insured, and Florida Funds only), the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). For Class P shares, total returns are shown at net asset value.

Using the computation methods described above the following table indicates average annual compounded rates of total return on an initial investment of one thousand dollars as of September 30, 2005, for each Fund, per class, for one, five, and ten-years or the life of Fund, where applicable. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class A shares for the Funds. The after-tax returns for the other classes of shares not shown in the table will vary from those shown. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


                                   1 YEAR     5 YEARS     10 YEARS     LIFE OF FUND
                                   ------     -------     --------     ------------
NATIONAL FUND
Class A Shares
    Before Taxes                       1.10%       5.33%       5.24%                -
Class A Shares After
    Taxes on Distributions             1.10%       5.32%       5.17%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        2.07%       5.22%       5.14%                -
Class B Shares                        -0.17%       5.18%                4.93% (8/1/96)
Class C Shares                         3.93%       5.36%          -    5.01% (7/15/96)

CALIFORNIA FUND
Class A Shares
    Before Taxes                       1.51%       5.10%       5.03%                -
Class A Shares After
    Taxes on Distributions             1.51%       5.10%       5.03%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        2.32%       5.02%       4.99%                -
Class C Shares                         4.20%       5.16%          -    4.87% (7/15/96)

CONNECTICUT FUND
Class A Shares
    Before Taxes                       0.33%       5.47%       5.08%                -
Class A Shares After
    Taxes on Distributions             0.33%       5.47%       5.08%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        1.65%       5.36%       5.05%                -

HAWAII FUND
Class A Shares
    Before Taxes                      -0.06%       4.67%       4.75%                -
Class A Shares After
    Taxes on Distributions            -0.06%       4.67%       4.75%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        1.35%       4.65%       4.76%                -

MINNESOTA FUND
Class A Shares
    Before Taxes                       1.39%       5.60%       5.17%                -
Class A Shares After
    Taxes on Distributions             1.39%       5.60%       5.13%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        2.25%       5.46%       5.11%                -

MISSOURI FUND
Class A Shares
    Before Taxes                       0.86%       5.25%       4.99%                -

Class A Shares After
    Taxes on Distributions             0.86%       5.25%       4.99%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        1.94%       5.13%       4.95%                -

NEW JERSEY FUND
Class A Shares
    Before Taxes                       1.10%       4.84%       4.93%                -
Class A Shares After
    Taxes on Distributions             1.10%       4.84%       4.84%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        2.09%       4.81%       4.86%                -

NEW YORK FUND
Class A Shares
    Before Taxes                       0.10%       5.48%       5.13%                -
Class A Shares After
    Taxes on Distributions             0.10%       5.48%       5.13%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        1.50%       5.38%       5.11%                -
Class C Shares                         2.87%       5.53%          -    5.03% (7/15/96)

TEXAS FUND
Class A Shares
    Before Taxes                      -0.05%       5.47%       5.04%                -
Class A Shares After
    Taxes on Distributions            -0.05%       5.47%       4.94%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        1.44%       5.36%       4.95%                -

WASHINGTON FUND
Class A Shares
    Before Taxes                       0.91%       5.35%       5.30%                -
Class A Shares After
    Taxes on Distributions             0.91%       5.35%       5.30%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        2.17%       5.31%       5.28%                -

INSURED FUND
Class A Shares
    Before Taxes                      -1.89%          -           -    0.43% (6/30/03)
Class A Shares After
    Taxes on Distributions            -1.89%          -           -    0.43% (6/30/03)
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                       -0.25%          -           -    0.78% (6/30/03)
Class B                               -3.39%          -           -   -0.11% (6/30/03)
Class C                                0.61%          -           -    1.16% (6/30/03)

Class P                                1.16%          -           -    1.74% (6/30/03)

FLORIDA FUND
Class A Shares
    Before Taxes                       0.16%       4.88%       4.52%                -
Class A Shares After
    Taxes on Distributions             0.16%       4.88%       4.52%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        1.58%       4.85%       4.56%                -
Class C Shares                         2.65%       4.83%          -    4.33% (7/15/96)

GEORGIA FUND
Class A Shares
    Before Taxes                       0.85%       6.03%       6.04%                -
Class A Shares After
    Taxes on Distributions             0.85%       6.02%       5.92%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        1.93%       5.81%       5.81%                -

MICHIGAN FUND
Class A Shares
    Before Taxes                       0.21%       5.66%       5.45%                -
Class A Shares After
    Taxes on Distributions             0.21%       5.66%       5.45%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        1.55%       5.53%       5.39%                -

PENNSYLVANIA FUND
Class A Shares
    Before Taxes                       1.12%       5.52%       5.31%                -
Class A Shares After
    Taxes on Distributions             1.12%       5.52%       5.31%                -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        2.15%       5.39%       5.26%                -

* (-) means not applicable.

Yield quotation for each class of a fixed-income fund is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: the dividends and interest earned by a class during the period minus the aggregate expenses attributable to the class accrued during the period (net of reimbursements) and divided by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one, and then increase the sum to the sixth power. Then subtract one from the product of this multiplication and multiply the remainder by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC.

Each Fund's tax-equivalent yield is computed by dividing that portion of the Fund's yield (as determined above) which is tax exempt by one minus a stated income tax rate (National 35.00%; California 41.05%; Connecticut 38.25%; Florida 35.00%; Insured 35.00%; Georgia 38.90%; Michigan 37.54%; Missouri 38.90%; New
Jersey 40.83%; New York 40.01%; Pennsylvania 37.00%; Texas 35.00%; Hawaii 40.36%; Washington 35.00% and Minnesota 40.10%) and adding the product to that portion, if any, of the Fund's yield that is not tax exempt.

For the 30-day period ended December 31, 2005, the 30-day yield and the tax equivalent yield for Class A shares of the Funds were:


         FUND                                                 30-DAY YIELD              TAX-EQUIVALENT YIELD
         National Tax-Free Fund                               3.95%                     6.08%
         California Tax-Free Fund                             3.95%                     6.70%
         Connecticut Tax-Free Fund                            4.18%                     6.77%
         Hawaii Tax-Free Fund                                 3.84%                     6.44%
         Minnesota Tax-Free Fund                              4.08%                     6.81%
         Missouri Tax-Free Fund                               4.09%                     6.69%
         New Jersey Tax-Free Fund                             3.71%                     6.27%
         New York Tax-Free Fund                               3.99%                     6.65%
         Texas Tax-Free Fund                                  3.86%                     5.94%
         Washington Tax-Free Fund                             4.24%                     6.52%
         Insured Intermediate Tax-Free Fund                   3.46%                     5.32%
         Florida Tax-Free Trust                               4.17%                     6.42%
         Georgia Tax-Free Trust                               4.15%                     6.79%
         Michigan Tax-Free Trust                              4.06%                     6.50%
         Pennsylvania Tax-Free Trust                          3.98%                     6.32%

These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

The financial statements incorporated herein by reference from Lord Abbett Municipal Income Fund, Inc.'s and Lord Abbett Municipal Income Trust's 2005 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, an Independent Registered Public Accounting Firm, as stated in its reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                   APPENDIX A
               DESCRIPTION OF FOUR HIGHEST MUNICIPAL BOND RATINGS

MOODY'S DESCRIBES ITS FOUR HIGHEST RATINGS FOR MUNICIPAL BONDS AS FOLLOWS:

Aaa Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

STANDARD & POOR'S DESCRIBES ITS FOUR HIGHEST RATINGS FOR MUNICIPAL BONDS AS
FOLLOWS:

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

FITCH DESCRIBES ITS FOUR HIGHEST RATINGS FOR MUNICIPAL BONDS AS FOLLOWS:

AAA      Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA       Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A        High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

                                   APPENDIX B

Risk Factors Regarding Investments IN PUERTO RICO, CALIFORNIA, CONNECTICUT, FLORIDA, GEORGIA, HAWAII, MICHIGAN, MINNESOTA, MISSOURI, NEW JERSEY, NEW YORK, PENNSYLVANIA, TEXAS, AND WASHINGTON MUNICIPAL BONDS

The following information is a summary of certain special risks that may affect the states and territory indicated, which could affect the value of the bonds held by the corresponding Fund. This information may not be complete or current and is compiled based upon information and judgments in publicly available documents, including news reports, state budgetary and financial analyses, and credit analyses prepared by bond rating agencies. The Funds have not verified any of this information.

PUERTO RICO BONDS

Each Fund may invest in bonds issued by the Commonwealth of Puerto Rico, its agencies, and instrumentalities.

Puerto Rico continues to face significant fiscal challenges. In July 2005, Standard & Poor's underlying rating on the Commonwealth fell to "BBB" from its previous ranking of "A-." This downgrade followed a May 2005 report by Moody's Investor Service that lowered Puerto Rico's general obligation bond rating from "Baa1" to "Baa2." Among the reasons given for the declining credit status of Puerto Rico bonds were a large operating deficit financed with borrowing, the declining net liquidity position of the state-run Government Development Bank
(GDB), a significant increase in tax-supported debt (now approaching 60% of personal income), and substantial unfunded pension liabilities. The GDB must maintain a minimum level of cash liquidity in order to make periodic interest payments and to fulfill its legal reserve requirements. In the view of the rating agencies, the Puerto Rican government is at the point where it is not able to fund its obligations by tax revenues and must keep borrowing to keep itself afloat. Added to this problem is the looming requirement to pay retirement benefits to the Commonwealth government's unusually large work force.

Although the Commonwealth previously projected a structural imbalance of $550 million for fiscal 2005, the Commonwealth revised that expectation late in fiscal 2005 to a projected full-year gap of more than $1 billion between General Fund operating revenues and expenditures. This imbalance occurred despite revenue growth estimates of 5.1% for fiscal 2005 over fiscal 2004 actual collections. The most significant drivers for the imbalance were overspending on education, health and welfare, and public safety.

The growth rate of Puerto Rico's economy continues to mirror that of the rest of the United States. Continued growth will likely depend on the State of the U.S. economy, stability in oil prices, and borrowing costs. Manufacturing remains an important sector of the Commonwealth's economy, although losses in manufacturing jobs decreased the sector's role to 11.6% of employment in 2004 from 18.6% in 1991. In terms of net income contribution, this sector nevertheless contributed 46% in 2004 compared with 41% in 1991, reflecting higher per-position wages. The service sector, particularly tourism, continues as a leading indicator of Puerto Rico's economy and continues to show steady increases. Services account for 26.9% of employment and 9.7% of income. Government employment was 30.3% of the total in 2004, but represented only 10.6% of income.

The outlook remains negative, reflecting the government's difficulties in addressing financial problems. Failure to determine a long-term financial plan could lead to further weakening of credit quality.

The Constitution of Puerto Rico limits the direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes.

CALIFORNIA BONDS

California's bond ratings maintained a positive outlook at the end of December 2005. The State's general obligation bonds are secured by the State's full faith and credit pledge and claim second priority on General Fund revenues after spending on public education. Moody's Investor Service upgraded the State of California's general obligation bonds to "A2" from "A3" in July 2005, while maintaining the State's positive rating outlook. The upgrade reflects a continuing favorable trend of recovery in the State's economy and tax revenues, better than expected financial performance in fiscal 2005, and a moderately improved financial outlook for 2006 and beyond. As of January 2006, California's general obligation debt continues to be rated A by Standard & Poor's. The state enjoys a diversified, wealthy economy and has experienced sustained growth in employment and income growth in recent years.

Nevertheless, the state places heavy reliance on borrowing to fund accumulated operating deficits, rather than permanent adjustments to achieve a balanced budget. In his State of the State address on January 5, 2006, Governor Schwarzenegger remarked that over the next 20 years, California's population is expected to increase by as much as 30 percent and the State will face more that $500 billion in infrastructure needs over that same period. He announced a Strategic Growth Plan to leverage $68 billion dollars in bonds over the next 10 years to invest more than $222 billion in the State's infrastructure without raising taxes.

Various constitutional and statutory provisions may result in decreases in State and local revenues and thus affect the ability of issuers of California municipal bonds to meet their financial obligations. Proposition 13, enacted in 1978, constrains the fiscal condition of local governments by limiting ad valorem taxes on real property and restricting the ability of taxing entities to increase real property and other taxes. In 1996, voters approved Proposition 218, which limits the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval, and clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. Proposition 218 is generally viewed as restricting the flexibility of local governments, and consequently has and may further cause reductions in ratings of some cities and counties. The State is also subject to an annual appropriations limit imposed by Article XIII.B of the State Constitution, which prohibits the State from spending the proceeds of tax revenues, regulatory licenses, user charges, or other fees beyond imposed appropriations limits that are adjusted annually based on per capita personal income and changes in population. Revenues that exceed the limitation are measured over consecutive two-year periods, and any excess revenues are divided equally between transfers to schools and community colleges and refunds to taxpayers. Certain appropriations, including appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by voters, are not subject to this limitation.

The effect of these provisions on the ability of California issuers to pay interest and principal on obligations remains unclear in many cases. In any event, the effect may depend on whether a particular California municipal bond is a general or limited obligation bond (limited obligation bonds generally being less affected by such charges) and on the type of security, if any, provided for the bond. Future amendments to the California Constitution or statutory changes also may harm the ability of the State or local issuers to repay their obligations.

CONNECTICUT BONDS

Connecticut continues to show signs of economic recovery and stabilization, as demonstrated by modest improvements in job growth and a resumption of growth in certain State revenues. Long-term concerns persist about high business and living costs, as well as the State's below average demographic trends. The State's bond rating remains unchanged, with Standard & Poor's and Moody's Investor Service rating the State's general obligation bonds "AA" and "Aa3," respectively.

The State's budget for fiscal 2005 addressed Connecticut's budget gap with one-time revenues, tax increases, and spending cuts. Fiscal 2004 ended with a surplus that allowed over $300 million to be injected into Connecticut's budget stabilization fund. The $157 million budget surplus for fiscal 2005, attributed to stronger-than-expected personal income and other tax receipts, was tempered by modest expectations of an anticipated $29 million surplus for 2006.

The State's debt profile remains high, with approximately $10 billion in general obligation debt outstanding, or nearly $3,000 per capital, which is among the highest in the nation. Concern about this debt level is somewhat tempered by the State's relatively high wealth and income levels.

Connecticut law limits the indebtedness payable from General Fund tax receipts. In 1992, Connecticut voters approved a constitutional amendment requiring a balanced budget for each year and imposing a cap on the growth of expenditures. The General Assembly cannot authorize an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures for the previous fiscal year by a percentage that exceeds the greater of the percentage increase in personal income or the percentage increase in inflation. There is an exception provided if the governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed the limit for purposes of such emergency or extraordinary circumstances. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional and statutory definitions of general budget expenditures.

FLORIDA BONDS

Florida's revenues and financial reserves continue to be strong. The State's service-oriented economy continues to perform well, having weathered the recession and a spate of recent hurricanes without significant impact on the State's general fund balances or revenue growth projections. Financial services, tourism and healthcare services lead Florida in job growth. The State's growing population strengthens the economy, but puts pressure on such State-sponsored services as education, transportation and social services.

Florida's fiscal 2006 budget includes $26.6 billion in general revenue fund appropriations. The budget stabilization reserve (equal to 5% of general revenues) remains fully funded. Although the State does not have a personal income tax, other revenue sources, primarily sales tax, have grown consistently. State debt medians are above the national average, but moderate at 3.4% of personal income.

The State's labor market is tight. Unemployment has remained below national levels at 3.8% in July 2005, down from 4.7% in July 2004, and well below the national average of 5.0%.

As of January 2006, Florida's general obligation debt carried ratings of "Aa1" by Moody's, "AAA" by Standard & Poor's, and "AA+" by Fitch. The outlook remains stable, based on strong budget reserves and a long track record of prudent budget management and long-term planning. Although the State faces challenges as it funds certain constitutional amendments relating to education spending, growth-related service demands, and rebuilding efforts in the wake of recent (and possible future) natural disasters, the State appears to be well-positioned to address these issues.

GEORGIA BONDS

Georgia's credit outlook remains stable. The State's conservative fiscal policies helped Georgia emerge from the recession, but its recovery remains vulnerable.

Georgia's budget for fiscal 2006 reflected a 5.5% spending increase over fiscal 2005. Like the fiscal 2005 budget, which was based on conservative projections of revenue growth, this year's budget anticipates a modest surplus that should allow the State to replenish its depleted reserves. Georgia's overall debt burden and debt service carrying charges remain low.

Housing markets are stable and home value appreciation grew steadily over the past year, but at lower than the national average. Unemployment has been rising. After hitting a low of 4.3% in February 2004, State unemployment reached 5.3% in July 2005 and was above the July 2005 national average of 5.0 %, aggravated by declines in textile manufacturing and the threatened bankruptcy of Delta Airlines. Despite these setbacks, an increased emphasis on economic diversification has positioned the State for future growth. Rapid growth in population, however, puts stress on the State's infrastructure, particularly in the Atlanta area, and has encouraged increased borrowing.

As of January 2006, Georgia's general obligation debt carried "AAA" ratings with a stable outlook from Standard & Poor's, Moody's, and Fitch.

The Georgia Constitution provides that the State cannot incur general obligation or guaranteed revenue debt if debt service on all existing general obligation and guaranteed revenue debt exceeds 10% of total revenue receipts less refunds of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. The current debt-service carrying charges remain well below the constitutional cap.

HAWAII BONDS

Hawaii's economy continues to expand, marked by steady growth in employment (particularly in the tourism sector), robust construction activity, and a stable military presence. The State again had an operating surplus for fiscal 2005 and anticipates this trend to continue in coming years. Based on the State's stable outlook, Moody's revised Hawaii's general obligation rating to "Aa2" from "Aa3" in May 2005. As of January 2006, Hawaii's general obligation debt continues to be rated AA- by Standard & Poor's.

Hawaii's economy relies heavily on tourism, a sector that continues to improve. Domestic tourists have been lured to the State by the weak dollar abroad and global security concerns. This steady improvement in tourism, combined with the strong showing of the construction sector, as well as government and finance, insurance, and real estate, has provided the State with an improved employment outlook. Hawaii's unemployment rate compares favorably with trends in other States, as do personal income figures, which continue to grow at a steady pace. These trends suggest continued revenue growth and budget stability, though disruption in tourism or other unforeseen events could significantly affect the State's economy.

Hawaii's finances have continued to improve and strong revenue gains have been posted in recent years and projected for the years ahead. The State's general fund operating budget is proposed to grow by $444 million (11.0%) in fiscal 2006 and $561 million (14.7%) in fiscal 2007. Fixed costs will consume 78% of new spending in fiscal 2006 and 84% of the new spending in fiscal 2007. The State's emergency budget is expected to have a balance of approximately $54 million at the close of fiscal 2006 and to grow to approximately $62 million by the end of 2007. Interest earnings of the emergency budget reserve are credited to the general fund. This fiscal conservatism contributes to the State's creditworthiness.

Although Hawaii's debt burden remains high on a per capita basis, that debt appears manageable. Moreover, the State itself funds many activities, such as school construction, that are typically funded by local governments. While debt servicing continues to strain the State's operating budget, taking up nearly 11% of the State's general expenditures for the most recent year measured, the State continues to pursue debt amortization aggressively, a strategy that helps to keep level the State's debt service.

The Hawaii Constitution provides that general obligation bonds may only be issued by the State if such bonds at the time of issuance will not cause the total amount of principal and interest payable in the current or any future fiscal year, whichever is higher, on such bonds and on all outstanding general obligation bonds, to exceed 20% of the average general fund revenues of Hawaii in the three fiscal years immediately before the issuance.

MICHIGAN BONDS

Michigan continues to maintain stable ratings despite trailing the rest of the nation in recovering from the recession. The State suffering its fifth straight year of total declines in employment, with unemployment measuring 7.0% in July 2005. The magnitude of the decline has fallen such that calendar year 2005 levels were expected to equal those of 2004. Nevertheless, significant layoff by Delphi and other manufacturers will contribute to downward pressure. Despite prudent fiscal management, the State's weakening manufacturing base undermines Michigan's financial performance.

The revenue forecasts for 2005 anticipated shortfalls of $375 million for the general and school aid funds and generated a projected $773 million general fund gap for fiscal 2006. The legislature made cuts that enabled the State to close the budget gap in fiscal 2005 and leave the State with a positive general fund balance. The overall fiscal 2006 budget totals $41 billion, including $9 billion for general fund spending, $13.9 billion for school aid, $4.8 billion for transportation, $13.9 billion for special purposes, and $250 million for other activities. Michigan's low debt burden provides it with flexibility if projected revenues are not realized. As of January 2006, Michigan's general obligation debt carried ratings of "Aa2" by Moody's and "AA" by Standard & Poor's.

Michigan has several legislative and constitutional provisions that could affect the State's financial condition, including limitations of the ability to issue general obligation debt. The State's debt position is well managed and the State maintains historically low debt levels. Issuance has increased as the State shifts from financing capital projects on a pay-go basis to bond financing to provide spending relief, but borrowing levels remain manageable.

As a result of legislative action in 1993 and a statewide referendum in 1994, the State has made major changes in the financing of local public schools. Most local property taxes, which had been the primary source of school financing, have been repealed and replaced by other revenues, including an increased sales tax. These additional revenues will be included within the State's constitutional revenue limitations and may have an impact on the State's ability to raise additional revenues in the future.

The State Constitution provides that the total amount of general ad valorem taxes imposed on taxable property in any year cannot exceed certain millage limitations set by the Constitution, statute or charter. The Constitution prohibits local units of government from levying any tax not authorized by law or charter, or from increasing the rate of an existing tax above the rate authorized by law or charter, without the approval of the electors of the local unit voting on the question. Local units of government and local authorities are authorized to issue bonds and other evidences of indebtedness in a variety of situations without the approval of electors, but the ability of the obligor to levy taxes for the payment of such obligations is subject to the foregoing limitations unless the obligations were authorized before December 23, 1978 or approved by the electors. The Constitution also contains millage reduction provisions.

In 1978, the Michigan Constitution was amended to limit the amount of total State revenues raised from taxes and other sources. The State may, however, raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the legislature. The revenue limit does not apply to taxes imposed for the payment of principal of and interest on bonds of the State if the bonds are approved by voters and authorized by a vote of two-thirds of the members of each House of the legislature. The Constitution also provides that the proportion of State spending paid to all local units of government to total State spending may not be reduced below the proportion in effect in the 1978-1979 fiscal year.

MINNESOTA BONDS

Minnesota's economy continued to rebound after suffering from the 2001 recession and its aftermath. However, the state's policymakers continue to exhibit an inability to resolve ongoing budgetary challenges. For example, in the recent 2005 legislative session a dispute over tax and appropriation bills led to the state's first ever partial governmental shut down. Additionally, over the last several biennia the state has relied on non-recurring revenue streams to address budgetary short falls. The legislature closed a $4.2 billion deficit for the fiscal 2004-2005 biennial budget through spending cuts and various revenue-enhancing measures, including the transfer of approximately $1 billion in tobacco settlement dollars, rather than addressing more central budget balancing issues. Additionally, Minnesota relies heavily on individual, sales, and corporate income taxes, all of which are sensitive to economic conditions.

The 2006-2007 biennial budget, crafted after the governmental shut down, does not rely significantly on onetime revenue sources and is designed to maintain structural balance into the 2008-2009 biennium. However, a 75-cent health impact fee charged per pack of cigarettes, which was projected to generate $401 billion over the biennium, was struck down by a state court in December of 2005 for violating the state's tobacco settlement agreement reached in 1998. As of January 2006, Minnesota's general obligation debt carried ratings of "Aa1" by Moody's and "AAA" by Standard & Poor's.

Minnesota operates under debt control policies established more than 20 years ago and is operating within its allowable debt ratios. In keeping with recommended state debt guidelines, debt service costs as a percent of general fund expenditures remain at or below 3.0%.

MISSOURI BONDS

Missouri's general revenues, whose increase between fiscal 2003 and 2004 reversed a two-year declining trend, seem poised to continue to increase for the 2005 fiscal year as the state anticipates taking in $245 million more than was initially projected. Nonetheless, decreasing unreserved balance levels of the state's two largest operating funds for 4 of the years between fiscal 1998 and 2003 illustrate the State's weakened economy post-recession. During periods of economic downturn, the state has been able to achieve break-even operations largely through the Governor's constitutional power to both line-item veto appropriations and withhold funds when necessary to bring anticipated revenues in line with expenditures. For example, at the beginning of fiscal 2004, the governor withheld $240 million in educational and other appropriated funds in order to reign in expenditures. Missouri's budget reserve fund can be drawn upon to finance cash-flow needs or to stabilize the long-term budget -- a device that both helps with balancing the budget but also presents a risk of cash-flow issues.

Despite the state's apparently improving economic health, it faces significant challenges related to Medicaid, elementary and secondary education, higher education, and correctional institutions as expenditure demands continue to outpace general revenue collections. Additionally, the phase-out of the estate tax has contributed to slow general revenue collection increases. The Governor's budget for 2006 seeks to address the continuing growth in Medicaid expenditures through $231 million (approximately 7%) in proposed spending cuts for the program. As of January 2006, Missouri's general obligation debt carried ratings of "Aaa" by Moody's and "AAA" by Standard & Poor's.

Certain provisions of the Constitution of Missouri could adversely affect payment on Missouri municipal bonds. The State Constitution provides that the General Assembly may issue general obligation bonds without voter approval solely for the purpose of (1) refunding outstanding bonds or (2) upon the recommendation of the Governor, for a temporary liability by reason of unforeseen emergency or of deficiency in revenue in an amount not to exceed $1,000,000 for any one year and to be paid in not more than five years.

The Constitution's Tax Limitation Amendment imposes limits on the amount of State taxes that may be collected by the State of Missouri in any fiscal year. The details of the Amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. Generally, however, if total State revenues exceed the State revenue limit by more than 1% in any fiscal year, the State is required to refund the excess. The revenue limit can only be exceeded if the General Assembly approves by a two-thirds vote of each House an emergency declaration by the Governor. Revenues have exceeded the limit in the past triggering an income tax refund liability under the Constitution.

To the extent that the payment of general obligation bonds issued by the State of Missouri or a unit of local government in the Funds' portfolio is dependant on revenues from the levy of taxes and such obligations have been issued subsequent to the date of the Tax Limitation Amendment's adoption, November 4, 1980, the ability of the State of Missouri or the appropriate local unit to levy sufficient taxes to pay the debt service on such bonds may be affected.

The Constitution's Article X, Section 18 imposes limits designed to cap the amount of State taxes that may be collected by the State of Missouri in any fiscal year. The burdens of complying with the Amendment are complex and reduce the state's overall fiscal flexibility. As a result, any additional contribution to fiscal discipline imposed by the Amendment could be outweighed by the accompanying costs.

NEW JERSEY BONDS

New Jersey has a diversified economic base and high wealth and income levels, but the recession drastically reduced State revenues and New Jersey has faced large structural deficits since 2002. Through fiscal 2005, the State consistently borrowed money in order to balance its budget, which led Moody's Investors Service to lower the State's general bond rating from Aa2 to Aa3 in July 2004. Standard & Poor's rating of AA remains unchanged as of January 2006. However, a recent State Supreme Court ruling, which prohibits New Jersey from relying on bond proceeds to balance future budgets, along with a fiscal 2006 budget that exhibits a new willingness to address structural budgetary concerns, represent steps towards improving the State's fiscal posture. Significantly, the State must continue to look toward economic growth to help achieve structural balance, and any economic weakness could strain the State's economic situation and create an even more precarious position.

In recent years, State debt levels have increased and are above historical levels. Additionally, the State faces future budgetary pressure from rising spending commitments in key areas such as education and employee pension funding. Moreover, State law and the State Constitution restrict appropriations. Statutory or legislative restrictions may adversely affect a municipality's or any other bond-issuing authority's ability to repay its obligations. The State Supreme Court in 2003 rejected a legal challenge to the constitutionality of the practice of issuing certain contract bonds without voter approval. Contract bonds, a significant portion of the State's outstanding debt obligations, differ from general obligation bonds in that contract bonds are not backed by the full faith and credit of the State, but by annual appropriations.

The New Jersey Constitution provides, in part, that no money shall be drawn from the State treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor.

New Jersey's local budget law imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget that is balanced on a cash basis, and the Director of the Division of Local Government Services must examine items of revenue and appropriation. State law also regulates the issuance of debt by local units by limiting the amount of tax anticipation notes that may be issued by local units and requiring their repayment within 120 days of the end of the fiscal year (not later than June 30 in the case of the counties) in which issued. With certain exceptions, no local unit is permitted to issue bonds for the payment of current expenses or to pay outstanding bonds, except with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited by statute. State law restricts total appropriations increases to 5% annually for such entities, with certain exceptions.

NEW YORK BONDS

New York State and many of its political subdivisions and authorities have faced extraordinary budget challenges as a result of the September 11th terrorist attacks and the national economic recession. However, recent indicators suggest that the State economy is on track toward recovery, leading Moody's Investors Service to upgrade the State's general obligation bond rating to Aa3 from A1. Standard & Poor's rating of AA remains unchanged as of January 2006. The state is still hampered by significant budgetary challenges, however, including a highly polarized political process, heavy reliance on the volatile securities and financial services industry, and uncertainty about educational spending requirements resulting from an ongoing school funding lawsuit.

State tax revenues are projected to yield a two-year growth performance of approximately 25% by the end of the current fiscal year (which ends March 31), which has contributed significantly to the State's improved fiscal outlook. The State projects a $3 billion budget deficit for fiscal 2007, which is smaller than has been projected in recent years.

The State's Authorities (i.e., government agencies) generally are responsible for financing, constructing and operating revenue-producing public facilities. While payments on Authority obligations normally are paid from revenues generated by projects of the Authorities, in the past the State has had to appropriate large amounts to enable certain Authorities to meet their financial obligations. Further assistance to Authorities may be required in the future. The amount of debt issued by the Authorities is substantial.

PENNSYLVANIA BONDS

The national economic recession had a marked impact on Pennsylvania's economy. Recovery at the state level has been uneven, especially with regards to job creation, as the Commonwealth's average monthly employment shrunk 1.5% from 2001 to 2003. There are, however, indications that Pennsylvania's economy is improving, as average monthly employment grew in 2005 by 1.2%. Additionally, the Commonwealth ended fiscal 2005 with a budget balance of $365 million, due in part to increased revenue collection resulting from an increase in the personal income tax rate (from 2.8% to 3.07%) and an increase in the cigarette tax (which was increased by $.35). The Commonwealth also faces future budgetary pressure from rising spending commitments in areas including child welfare and medical assistance expenditures for its large elderly population.

Most of the Commonwealth's revenues derive from personal and corporate income taxes and sales taxes, all of which can be sensitive to economic conditions. Despite low debt levels and a diverse economic base, a recently enacted economic stimulus plan for the State to use debt issuance to leverage private investment will likely weaken the Commonwealth's debt profile over the coming years. As of January 2006, Pennsylvania's general obligation debt carried ratings of "Aa2" by Moody's and "AA" by Standard & Poor's.

The Pennsylvania Constitution limits the total operating budget appropriations made by the Commonwealth's General Assembly. Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes, for the account of the General Fund or the Motor License Fund or both funds. Tax anticipation notes must mature within the fiscal year of issuance. The principal amount issued, when added to that outstanding, may not exceed, in the aggregate, 20% of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget.

TEXAS BONDS

The national recession surfaced in Texas later than in other states, with the state's gross state product (GSP) growth gradually slowing to approximately 3.0% annually between 2000 and 2003. However, the State's GSP grew an estimated 3.9% in 2004 and is projected to grow between 3.2% and 3.4% from 2005 through 2007. The State's job growth also lags behind the national rate, while its unemployment is more closely aligned. In recent years, the legislature has relied primarily on deep agency spending cuts and the use of the State's rainy day fund to close budget gaps. However, due to higher-than-projected revenues, stemming in part from oil and natural gas production tax increases, the state ended the 2003-2005 biennium with a net cash surplus estimated at $2.5 billion. Nonetheless, audited financial statements for fiscal year 2004 indicate the ending general fund balance was negative $376 million. Other risks include spending pressures generated by an increasing population in areas such as education, criminal justice transportation, water development, and transportation. In addition, the state must address school finance reform, which will likely require substantial expenditure increases, in light of a court decision striking down the state's current funding formula as unconstitutional.

Due to the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts have recently been the primary source of the State's revenue. Any change in federal law that decreases these receipts could have a significant impact on the State's operating budget. As of January 2006, The State's general obligation debt carried ratings of "Aa1" by Moody's and "AA" by Standard & Poor's.

The Texas Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes. Texas does not have an income tax and derives the majority of tax revenue from sales and use taxes. The State Constitution also limits the rate of growth of appropriations from tax revenues not dedicated by the Constitution during any biennium to the estimated rate of growth for the State's economy. The legislature may avoid this constitutional limitation if it finds, by a majority vote of both Houses, that an emergency exists. The Texas Constitution authorizes the legislature to provide by law for the implementation of this restriction, and the legislature, pursuant to such authorization, has defined the estimated rate of growth in the State's economy to mean the estimated increase in State personal income.

In 1997, voters approved a constitutional amendment that prohibits the legislature from authorizing additional State debt payable from general revenues if the resulting annual debt service exceeds 5% of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service.

WASHINGTON BONDS

Washington's economy has faced significant challenges due to the national recession. These challenges have been exacerbated by the State's heavy reliance on the aerospace technology fields, whose rounds of layoffs and downsizing have placed significant budgetary pressure on the State. The State's above-average debt levels and fiscal uncertainty associated with voter initiatives have also created economic uncertainty. Since mid-2004, however, Washington's economy has rebounded at least moderately, with the State posting job growth of 1.5% overall in 2004 as compared to growth of only 0.2% in 2003 and -0.5% in 2002. Similarly, increased revenues are expected for the 2005-2007 biennium due to the improving economy. As a result, the 2005-2007 budget is expected to yield a surplus, although the 2007-2009 biennium is currently forecast to have a $650 million budget shortfall.

The Boeing Company is the State's largest private employer and exerts a significant impact on overall State production, employment and labor earnings. As a result, the Company's layoff of over 20,000 workers after the September 11th terrorist attacks had a significant affect on the State's economy. The economic base of the State also includes manufacturing and service industries as well as agricultural and timber production. Forest products rank second behind aerospace and high technology in value of total production. A downturn in these sectors could adversely affect the State's economy. International trade plays an important role in the State's employment base. The State's trade levels depend largely on national and world (rather than local) economic conditions, including consumer demand. As of January 2006, Washington's general obligation debt carried ratings of "Aa1" by Moody's and "AA" by Standard & Poor's.

The Washington Constitution gives voters the power to initiate and modify legislation through voter initiatives and referenda. Initiatives and referenda will be put on the ballot upon submission of a petition with specified numbers of signatures, and become law if approved by a majority of voters. Such laws may not be amended for two years except by a two-thirds vote of each house of the State legislature.

In November 2001, voters passed Initiative 747. This initiative limits growth in regular property taxes to the lower of 1% or the rate of inflation. Taxes may exceed this threshold if approved by a simple majority of voters in an election. Initiative 747 may result in significant revenue losses for the State.

Washington's Constitution, as interpreted by the State Supreme Court, prohibits the imposition of net income taxes. Most of the State's tax revenues derive from general and selective sales and gross receipt taxes. With certain exceptions, the amount of State general obligation debt and other expenditures that may be incurred is limited by constitutional and statutory restrictions.

                                   APPENDIX C

                      FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:


                                                                           PORTFOLIO COMMENTARIES,
                                                                           FACT SHEETS, PERFORMANCE
                                               PORTFOLIO HOLDINGS          ATTRIBUTION INFORMATION
                                                       (ITEM #1)*          (ITEM #2)*
                                               ------------------          ------------------------
ABN-AMRO Asset Management                                                          Monthly
ADP Retirement Services                                                            Monthly
AG Edwards                                                                         Monthly
AIG SunAmerica                                                                     Monthly
Allstate Life Insurance Company                                                    Monthly
Alpha Investment Consulting Group LLC                                              Monthly
American Express Retirement Services                                               Monthly
American United Life Insurance Company                                             Monthly
AMG                                                                                Monthly
Amivest Capital Management                                                         Monthly
Amvescap Retirement                                                                Monthly
AON Consulting                                                                     Monthly
Arnerich Massena & Associates, Inc.                  Monthly                       Monthly
Asset Performance Partners                                                         Monthly
Asset Strategies Portfolio Services, Inc.                                          Monthly
AXA Financial Services                                                             Monthly
Bank of America Corporation                                                        Monthly
Bank of New York                                                                   Monthly
Bank of Oklahoma                                                                   Monthly
Bank One                                                                           Monthly
BC Zeigler                                                                         Monthly
Becker, Burke Associates                             Monthly                       Monthly
Bell GlobeMedia Publishing Co.                       Monthly
Bellweather Consulting                                                             Monthly
Berthel Schutter                                     Monthly                       Monthly
BilkeyKatz Investment Consultants                    Monthly
Brown Brothers Harriman                                                            Monthly
Buck Consultants, Inc.                                                             Monthly
Callan Associates Inc.                               Monthly                       Monthly
Cambridge Associates LLC                                                           Monthly
Cambridge Financial Services                                                       Monthly
Ceridian                                                                           Monthly
Charles Schwab & Co                                                                Monthly
Chicago Trust Company                                                              Monthly
CIBC Oppenheimer                                                                   Monthly
CitiStreet Retirement Services                                                     Monthly

                                                                           PORTFOLIO COMMENTARIES,
                                                                           FACT SHEETS, PERFORMANCE
                                               PORTFOLIO HOLDINGS          ATTRIBUTION INFORMATION
                                                       (ITEM #1)*          (ITEM #2)*
                                               ------------------          ------------------------
Clark Consulting                                                                   Monthly
Columbia Funds                                                                     Monthly
Columbia Management Group                                                          Monthly
Columbia Trust Company                                                             Monthly
Concord Advisory Group Ltd.                          Monthly                       Monthly
Consulting Services Group, LP                                                      Monthly
Copic Financial                                                                    Monthly
CPI Qualified Plan Consultants                                                     Monthly
CRA RogersCasey                                                                    Monthly
Curcio Webb                                          Monthly                       Monthly
D.A. Davidson                                                                      Monthly
Dahab Assoc.                                                                       Monthly
Daily Access                                                                       Monthly
Defined Contribution Advisors, Inc.                                                Monthly
Delaware Investment Advisors                                                       Monthly
Deloitte & Touche LLP                             Semi-Annually
DeMarche Associates, Inc.                                                          Monthly
DiMeo Schneider & Associates                                                       Monthly
Disabato Associates, Inc.                                                          Monthly
Diversified Investment Advisors, Inc.                                              Monthly
EAI                                                                                Monthly
Edward Jones                                                                       Monthly
Ennis, Knupp & Associates                                                          Monthly
Federated Investors                                                                Monthly
Fidelity Investment                                                                Monthly
Fidelity Investments                                                               Monthly
Fifth Third Bank                                                                   Monthly
First Mercantile Trust Co.                                                         Monthly
FleetBoston Financial Corp.                                                        Monthly
Franklin Templeton                                                                 Monthly
Freedom One Investment Advisors                                                    Monthly
Frost Bank                                                                         Monthly
Fuji Investment Management Co., Ltd.                                               Monthly
Fund Evaluation Group, Inc.                                                        Monthly
Goldman Sachs                                                                      Monthly
Great West Life and Annuity Insurance Company                                      Monthly
Greenwich Associates                                                               Monthly
Guardian Life Insurance                                                            Monthly
Hartford Life Insurance Company                                                    Monthly
Hartland & Co.                                                                     Monthly
Hewitt Financial Services, LLC                                                     Monthly
Hewitt Investment Group                                                            Monthly
Highland Consulting Associates, Inc.                                               Monthly
Holbien Associates, Inc.                                                           Monthly

                                                                           PORTFOLIO COMMENTARIES,
                                                                           FACT SHEETS, PERFORMANCE
                                               PORTFOLIO HOLDINGS          ATTRIBUTION INFORMATION
                                                       (ITEM #1)*          (ITEM #2)*
                                               ------------------          ------------------------
Horace Mann Life Insurance Company                                                 Monthly
HSBC                                                                               Monthly
ICMA Retirement Corp.                                                              Monthly
ING                                                                                Monthly
Institutional Shareholder Services, Inc.             Monthly                       Monthly
Intuit                                                                             Monthly
INVESCO Retirement Services                                                        Monthly
Invesmart                                                                          Monthly
Investment Consulting Services, LLC                                                Monthly
Invivia                                                                            Monthly
Irish Life Inter. Managers                           Monthly
Janney Montgomery Scott LLC                                                        Monthly
Jefferson National Life Insurance Company                                          Monthly
Jeffrey Slocum & Associates, Inc.                    Monthly                       Monthly
JP Morgan Consulting                                                               Monthly
JP Morgan Fleming Asset Management                                                 Monthly
JP Morgan Investment Management                                                    Monthly
Kmotion, Inc.                                        Monthly
LCG Associates, Inc.                                                               Monthly
Legacy Strategic Asset Mgmt. Co.                                                   Monthly
Legg Mason                                                                         Monthly
Lincoln Financial                                                                  Monthly
LPL Financial Services                                                             Monthly
Manulife Financial                                                                 Monthly
Marco Consulting Group                                                             Monthly
Marquette Associates, Inc.                                                         Monthly
MassMutual Financial Group                                                         Monthly
McDonald                                                                           Monthly
Meketa Investment Group                                                            Monthly
Mellon Employee Benefit Solutions                                                  Monthly
Mellon Human Resources & Investor Solutions                                        Monthly
Mercer HR Services                                                                 Monthly
Mercer Investment Consulting                                                       Monthly
Merrill Corporation                                  Monthly                       Monthly
Merrill Lynch                                                                      Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.          Monthly
MetLife                                                                            Monthly
MetLife Investors                                                                  Monthly
MFS Retirement Services, Inc.                                                      Monthly
MFS/Sun Life Financial Distributors, Inc.                                          Monthly
(MFSLF)
Midland National Life                                                              Monthly
Milliman & Robertson Inc.                                                          Monthly
Minnesota Life Insurance Company                                                   Monthly

                                                                           PORTFOLIO COMMENTARIES,
                                                                           FACT SHEETS, PERFORMANCE
                                               PORTFOLIO HOLDINGS          ATTRIBUTION INFORMATION
                                                       (ITEM #1)*          (ITEM #2)*
                                               ------------------          ------------------------
ML Benefits & Investment Solutions                                                 Monthly
Monroe Vos Consulting Group, Inc.                                                  Monthly
Morgan Keegan                                                                      Monthly
Morgan Stanley Dean Witter                                                         Monthly
MorganStanley                                                                      Monthly
Morningstar Associates, Inc.                                                       Monthly
National City Bank                                                                 Monthly
Nationwide Financial                                                               Monthly
NCCI Holdings, Inc.                                                                Monthly
New England Pension Consultants                                                    Monthly
New York Life Investment Management                                                Monthly
Nordstrom Pension Consulting (NPC)                                                 Monthly
NY Life Insurance Company                                                          Monthly
Oxford Associates                                                                  Monthly
Palmer & Cay Investment Services                                                   Monthly
Paul L. Nelson & Associates                                                        Monthly
Peirce Park Group                                                                  Monthly
Pension Consultants, Inc.                                                          Monthly
PFE Group                                                                          Monthly
PFM Group                                                                          Monthly
PFPC, Inc.                                                                         Monthly
Phoenix Life Insurance Company                                                     Monthly
Piper Jaffray/ USBancorp                                                           Monthly
Planco                                               Monthly
PNC Advisors                                                                       Monthly
Portfolio Evaluations, Inc.                                                        Monthly
Prime, Buchholz & Associates, Inc.                                                 Monthly
Protective Life Corporation                                                        Monthly
Prudential Financial                                                               Monthly
Prudential Investments                                                             Monthly
Prudential Securities, Inc.                                                        Monthly
Putnam Investments                                                                 Monthly
Quant Consulting                                                                   Monthly
Reuters, Ltd.                                        Monthly                       Monthly
R.V. Kuhns & Associates, Inc.                                                      Monthly
Raymond James Financial                                                            Monthly
RBC Dain Rauscher                                                                  Monthly
Rocaton Investment Advisors, LLC                                                   Monthly
Ron Blue & Co.                                                                     Monthly
Roszel Advisors, LLC (MLIG)                                                        Monthly
Scudder Investments                                                                Monthly
Segal Advisors                                                                     Monthly
SEI Investment                                                                     Monthly
SG Constellation LLC                                 Monthly                       Monthly

                                                                           PORTFOLIO COMMENTARIES,
                                                                           FACT SHEETS, PERFORMANCE
                                               PORTFOLIO HOLDINGS          ATTRIBUTION INFORMATION
                                                       (ITEM #1)*          (ITEM #2)*
                                               ------------------          ------------------------
Shields Associates                                                                 Monthly
Smith Barney                                                                       Monthly
Spagnola-Cosack, Inc.                                                              Monthly
Standard & Poor's                                                                  Monthly
Stanton Group                                                                      Monthly
State Street Bank & Trust Co.                        Monthly                       Monthly
Stearne, Agee & Leach                                                              Monthly
Stephen's, Inc.                                                                    Monthly
Stifel Nicolaus                                                                    Monthly
Strategic Advisers, Inc.                             Monthly
Strategic Investment Solutions                                                     Monthly
Stratford Advisory Group, Inc.                                                     Monthly
Summit Strategies Group                                                            Monthly
Sun Life Financial Distributors, Inc.                                              Monthly
T. Rowe Price Associates, Inc.                                                     Monthly
TD Asset Management                                                                Monthly
The 401k Company                                                                   Monthly
The Carmack Group, Inc.                                                            Monthly
The Managers Fund                                                                  Monthly
The Vanguard Group                                                                 Monthly
Towers Perrin                                                                      Monthly
Transamerica Retirement Services                                                   Monthly
Travelers Life & Annuity Company                                                   Monthly
UBS- Prime Consulting Group                                                        Monthly
UMB                                                                                Monthly
Union Bank of California                                                           Monthly
US Bank                                                                            Monthly
USI Retirement                                                                     Monthly
Valic                                                                              Monthly
Vanguard                                                                           Monthly
Victory Capital Management                                                         Monthly
Vestek Systems, Inc.                                 Monthly
Wachovia Bank                                                                      Monthly
Watson Wyatt Worldwide                               Monthly                       Monthly
Welch Hornsby                                                                      Monthly
Wells Fargo                                                                        Monthly
William M. Mercer Consulting Inc.                                                  Monthly
Wilshire Associates Incorporated                                                   Monthly
Wurts & Associates                                   Monthly                       Monthly
Wyatt Investment Consulting, Inc.                                                  Monthly
Yanni Partners                                                                     Monthly

----------

* This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                                                November 8, 2005

                                   APPENDIX D


                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

         Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

         The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall
(i) monitor the actions of Lord Abbett in voting securities owned by the Funds;
(ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

         Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

         Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided NOT to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

         The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

         Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

         For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed NOT to follow the recommendations of ISS.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

There are some actions by directors that may result in votes being withheld. These actions include:

Attending less than 75% of board and committee meetings without a valid excuse. Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
Failing to act on takeover offers where a majority of shareholders tendered their shares.
Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
Failing to replace management as appropriate.

We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

Incentive Compensation Plans

         We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

         We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

The stock's volatility, to ensure the stock price will not be back in the money over the near term.
Management's rationale for why the repricing is necessary.
The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
Other factors, such as the number of participants, term of option, and the value for value exchange.

         In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

CUMULATIVE VOTING

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

         Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

No dead-hand or no-hand pills.

Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

         It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.